EXHIBIT 7



Federal Financial Institutions Examination Council



BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
OMS NUMBER: 7100-0036

Federal Deposit Insurance Corporation
OMB Number: 3064-0052

OFFICE OF THE Comptroller of the Currency
OMB Number: 1557-008 1

Expires March 31, 1999



PLEASE refer to page i,                        1
Table of Contents, for
the required disclosure
OF estimated burden.



Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices - FFIEC 031


                                                            (960331)
Report at the close of business March 31, 1996              (RCRIS999)

This report is required by law: 12 U.S.C.  324 (State member banks); 12 U.S.C.
  1817 (State nonmember banks); and 12 U.S.C.  161 (National banks).


This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.



NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.



I,    Anthony  R.  Burriesci,              EVP
Name  and  Title  of  Officer  Authorized  to  Sign  Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/  Anthony  R.  Burriesci
Signature  of  0fficer  Authorized  to  Sign  Report

April  29,  1996
Date  of  Signature


The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.


We, THE undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate authority and is true and correct.


/s/__________________
Director  (Trustee)

/s/  Albert  ___________
Director  (Trustee)

_______________________
Director  (Trustee)

FOR  BANKS  SUBMITTING  HARD  COPY  REPORT  FORMS:

STATE MEMBER BANKS: Return THE original and one COPY to the appropriate Federal Reserve District Bank.



State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.



National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.



FDIC  Certificate  Number  0923O

(RCRI9050)



Banks  should  affix  the  address  label  in  this  space.



First  Union  Bank  of  Connecticut

Legal  Title  of  Bank  (TEXT  9010)
P.  O.  Box  700
City  (Text  9130)
Stamford,  CT                                  06904
State  Abbrev.  (TEXT  9200)          ZIP  Code  (TEXT  9220)



Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:            PO  BOX  700
City,  State      Zip:          STAMFORD,  CT  06904
FDIC  Certificate  No.:    09230

Call  Date:  3/31/96  ST-BK:  09-1563  FFIEC  031


Consolidated  Report  of  Income
for  the  period  January  1,  1996-March  31,  1996


PAGE  RI-1



All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule  RI--Income  Statement

                                                                         I480
Dollar  Amounts  in  Thousands                           RIAD Bil Mil Thou


1.    Interest  income:
a.    Interest  and  fee  income  on  loans:
(1)  In  domestic  offices:

(a)    Loans  secured  by real estate                  4011 27,812  1.a.(1)(a)
(b)    Loans  to  depository institutions              4019      0  1.a.(1)(b)
(c)    Loans  to  finance  agricultural  production
     and  other  loans  to  farmers                    4024      3  1.a.(1)(c)

(d)    Commercial  and industrial loans               4012   7,224  1.a.(1)(d)
(e)    Acceptances  of other banks                    4026       0  1.a.(1)(e)

(f) Loans to individuals for household, family, and other personal expenditures:

(1)    Credit cards and related plans                4054    284  1.a(1)(f)(1)

(2) Other                                          4055   2,190  1.a.(1)(F)(2)

(g)  Loans  to  foreign  governments  and  official
    institutions                                     4056        0  1.a.(1)(g)

(h)    Obiigations  (other  than  securities  and  Leases)
     of  states  and  political  subdivisions  in  the  U.S.:
(1)   Taxable obligations                           4503      7  1.a.(1)(h)(1)
(2)   Tax-exempt obligations                        4504    100  1.a.(1)(h)(2)

(i)    All  other  loans in domestic offices           4058     43  1.a.(1)(i)

(2)    In  foreign  offices,  Edge  and  Agreement
     subsidiaries,  and  IBFs                              4059     0  1.a.(2)

b.    Income  from  lease  financing  receivables:

(1)    Taxable  leases                                     4505     0  1.b.(1)

(2)  Tax-exempt  leases                                     4307    0  1.b.(2)

c. Interest income on balances due from depository institutions:(l)

(1)  In  domestic  offices                                4105    530  1.c.(1)
(2)  In  foreign  offices,  Edge  and  Agreement
   subsidiaries,  and  IBFs                                4106     0  1.c.(2)

d.  Interest  and  dividend  income  on  securities:

(1)  U.S.  Treasury  securities  and  U.S.
   Government  agency  and  corporation
   obligations                                           4027   1,714  1.d.(1)

(2)  Securities  issued  by  states  and
    political  subdivisions  in  the  U.S.:
(a)    Taxable  securities                              4506     0  1.d.(2)(a)

(b)    Tax-exempt  securities                           4507     9  1.d.(2)(b)
(3)    Other  domestic  debt  securities          3657    1,403    1.d.(3)

(4)    Foreign  debt  securities                        3658        5  1.d.(4)
(5)    Equity  securities  (including
     investments  in  mutual  funds)              3659          0    1.d.(5)

e.  Interest  income  from  trading  assets        4069        0    1.e.



(1) Includes interest income on time certificates of deposit not held for trading.

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  Po  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

SCHEDULE  RI--Continued

                          Call  Date:      3/31/96  ST-SK:  09-1563  FFIEC 031
                                                              Page  RI-2

Dollar  Amounts  in  Thousand                                     Year-to-date
                                                     RIAD  Bil  Mil  Thou


I.  Interest  income  (continued)
f.  Interest  income  on  federal  funds  sold  and
   securities  purchased  under  agreements  to  resell
   in  domestic  offices  of  the  bank  and  of  its  Edge
   and  Agreement  subsidiaries,  and  in  IBFs             4020   3,345  1.f.
g.  Total  interest  income  (sum  of  items  l.a
   through  l.f)                                           4107   44,669  1.g.
2.  Interest  expense:
a.  Interest  on  deposits:
(1)  Interest  on  deposits  in  domestic  offices:
(a)  Transaction  accounts  (NOW  accounts,  ATS  accounts,
    and telephone and preauthorized transfer accounts) 4508    772  2.a.(1)(a)
(b)  Nontransaction  accounts:
(1)  Money  market  deposit  accounts
   (MMDAS)                                        4509    2,438  2.a.(1)(b)(1)
(2) Other savings deposits                      4511      1,959  2.a.(1)(b)(2)
(3)  Time  certificates  of  deposit  of  $100,000  or
more                                               4174   1,147  2.a.(1)(b)(3)
(4) All other time deposits                        4512   6,207  2.a.(1)(b)(4)
(2)  Interest  on  deposits  in  foreign  offices,  Edge
    and  Agreement  subsidiaries,  and  IBFs              4172      0  2.a.(2)
b.  Expense  of  federal  funds  purchased  and  securities
sold  under  agreements  to  repurchase  in  domestic  offices of  the  bank  and  of  its  Edge  and  Agreement  subsidiaries,
 and  in  IBFs                                              4180   2,434  2.b.
c.  Interest  on  demand  notes  issued  to  the  U.S.
   Treasury,  trading  liabiLities,  and  other
   borrowed  money                                             4185    0  2.c.
d.  Interest  on  mortgage  indebtedness  and
   obligations  under  capitalized  leases                     4072    0  2.d.
e.  Interest  on  subordinated  notes  and  debentures        4200     0  2.e.
f.  Total  interest  expense  (sun  of  items  2.a
   through  2.e)                                           4073   15,002  2.f.
3.  Net interest income (item l.g minus 2.f)             RIAD 4074  29,667  3.
4.  Provisions:
a.  Provision  for  loan  and lease losses                  RIAD 4230 (20,000)
4.a.
b.  Provision for allocated transfer risk                RIAD 4243     0  4.b.

5.  Noninterest  income:
a.  Income  from  fiduciary  activities                     4070   3,103  5.a.
b.  Service  charges  on  deposit  accounts  in
   domestic  offices                                       4080    2,984  5.b.
c.  Trading  revenue  (must  equal  Schedule  RI,
   sum  of  Memorandum  items  8.a  through  8.d)             A220    12  5.c.
d.  Other  foreign  transaction  gains  (losses)               4076    0  5.d.
e.  Not  applicable
f.  Other  noninterest  income:
(1)  Other  fee  income                                  5407   1,606  5.f.(1)
(2)  All  other  noninterest  income*                    5408     320  5.f.(2)
g.  Total  noninterest  income  (sum  of  items
   5.a through 5.f)                                     RIAD  4079 8,025  5.g.
6.  a.  Realized  gains  (losses)  on  held-
   to-maturity  securities                                  RIAD  3521 (1,429)
6.a.
b.  Realized  gains  (losses)  on  available-
  for-sale  securities                                      RIAD  3196  0
6.b.
7.  Noninterest  expense:
a.  Salaries  and  employee  benefits                     4135    10,086  7.a.
b.    Expenses  of  premises  and  fixed  assets
   (net  of  rental  income)  excluding  salaries
   and  employee  benefits  and  mortgage  interest)      4217     3,999  7.b.
c.  Other  noninterest  expense*                          4092     5,398  7.c.
d.  Total  noninterest  expense  (sum  of
   items  7.a  through  7.c)                                RAID  4093 19,483
7.d.
8.  Income  (loss)  before  income  taxes  and
   extraordinary  items  and  other  adjustments
   (item  3  plus  or  minus  items  4.a,  4.b,  5.g,
   6.a,  6.b,  and 7.d)                                    RIAD  4301  36,780
8.
9.  Applicable  income taxes (on item 8)                   RIAD  4302  13,021
9.
10.  Income  (loss)  before  extraordinary
    items  and  other  adjustments (item 8 minus 9)         RIAD  4300  23,759
10.

4.

*DESCRIBE  on  SCHEDULE  RI-E--ExpLanations.

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:            Po  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230
Schedule  RI--Continued


Call  Date:      3/31/96  ST-BK:  09-1563  FFIEC  031

Page  RI-3



                                                              Year-to-date
                                Dollar  Amounts  in  Thousands RIAD BiL MiL
Thou

     11.    Extraordinary  items  and  other  adjustments:

      a.  Extraordinary  items  and  other  adjustments,
    gross  of  income  taxes*  .                             4310    0   ll.a.
b.  Applicable  income  taxes  (on  item  ll.a)*             4315    0   ll.b.
 c.  Extraordinary  items  and  other  adjustments,
    net  of  income  taxes
      (item  ll.a  minus ll.b)                                 RIAD 4320     0
11.c.
     12. Net income (loss) (sum of items 10 and ll.c)        RIAD 4340  23,759
12.


Memoranda                                                                 I481

                                                         Year  to  date
                              DOLLAR  AMOUNTSin  Thousands  RIAD  Bil Mil
Thou

1.  Interest  expense  incurred  to  carry  tax-
   exempt  securities,  loans,  and  leases
   acquired  after  August  7,  1986,  that  is  not
   deductible  for  federal  income  tax  purposes             4513    0  M.1.
2.  Income  from  the  sale  and  servicing  of
   mutual  funds  and  annuities  in  domestic
   offices  (included  in  Schedule  RI,  item  8)             8431    0  M.2.
3.-4.  Not  applicable
5.  Number  of  full-time  equivalent  employees
   on  payroll  at  end  of  current  period                            Number
   (round  to  nearest  whole  number)                       4150    958  M.5.
6.  Not  applicable
7.  If  the  reporting  bank  has  restated  its
   balance  sheet  as  a  result  of  applying  push  down            MM DD YY
   accounting  this  calendar  year,  report  the  date
   of  the  bank's  acquisition                          9106   00/00/00  M.7.
8.  Trading  revenue  (from  cash  instruments
   and  off-balance  sheet  derivative  instruments)
  (sum  of  Memorandum  items  8.a  through  8.d
   must  equal  Schedule  RI,  item  5.c):                        Bil Mil Thou
a.  Interest  rate  exposures                               8757     0  M.8.a.
b.  Foreign  exchange  exposures                           8758     12  M.8.b.
c.  Equity  security  and  index  exposures                  8759    0  M.8.c.
d.  Commodity  and  other  exposures                         8760    0  M.8.d.
9.  Impact  on  income  of  off-balance  sheet
   derivatives  held  for  purposes  other  than  trading:
a.  Net  increase  (decrease)  to interest income          8761    (6)  M.9.a.
b.  Net  (increase)  decrease  to interest expense         8762    107  M.9.a.
c.  Other  (noninterest)  allocations                         8763   0  M.9.c.
10.  Credit  losses  on  off-balance  sheet
    derivatives  (see  instructions)                          A251    0  M.10.

5.

*Describe  on  Schedule  RI-E--ExpLanations.

LEGAL  TITLE  OF  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
ADDRESS:          PO  BOX  700
CITY,  STATE  Zip:          STAMFORD,  CT  06904
FDIC  CERTIFICATE  NO.:          09230
                                   Call  Date:    3/31/96  ST-BK:09-1563
                                                          Page  RI-4
SCHEDULE  RI-A--Changes  in  Equity  Capital


Indicate  decreases  and  losses  in  parentheses.



Call  Date:      3/31/96  ST-BK:  09-1563        FFIEC  031
Page  RI-4


                                                       I483
                       DollarAMOUNTS  IN  THOUSANDS


                                                      RIAD  Bil  Mil  Thou



1.  Total  equity  capital  originally
   reported  in  the  December  31,  1995,
   Reports  of  Condition  and  Income                     3215    274,179  1.
2.  Equity  capital  adjustments  from  amended
   Reports  of  Income,  net*                              3216          0  2.
3.  Amended  balance  end  of  previous  calendar
   year  (sum  of  items  1  and  2)                       3217    274,179  3.
4.  Net  income  (loss)  (must  equal  Schedule  RI,
   item  12)                                               4340     23,759  4.
5.  Sale,  conversion,  acquisition,  or  retirement
   of  capital  stock,  net                                4346          0  5.
6.  Changes  incident  to  business  combinations,  net    4356          0  6.
7.  LESS:  Cash  dividends  declared  on  preferred  stock  4470         0  7.
8.  LESS:  Cash  dividends  declared  on  common stock     4460     45,000  8.
9.  Cumulative  effect  of  changes  in  accounting
   principles  from  prior  years*  (see  instructions
   for  this  schedule)                                    4411          0  9.
10.  Corrections  of  material  accounting  errors
   from  prior  years*  (see  instructions for this schedule)  4412     0  10.
11.  Change  in  net  unrealized  holding  gains  (losses)
    on  available-for-sale  securities                      8433    1,202  11.
12.  Foreign  currency  translation  adjustments            4414        0  12.
13.  Other  transactions  with  parent  holding  company*
    not  included  in  items  5,  7,  or 8 above)           4415        0  13.
14.  Total  equity  capital  end  of  current  period
    sum  of  items  3  through  13)  (must  equal  Schedule
    RC,  item  28)                                          3210  254,140  14.



*Describe  on  Schedule  RI-E--Explanations.



Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses



Part  1.  Charge-offs  and  Recoveries  on  Loans  and  Leases

Part I excludes charge-offs ard recoveries through the allocated transfer risk reserve.

                                                                     I486
                                                     (Column  A)    (Column B)
                                                     Charge-offs    Recoveries
                                                       Calendar  year-to-date
         Dollar  Amounts  in  Thousand   RIAD   Bil  Mil Thou  RIAD Bil Mil
Thou




1.  Loans  secured  by  real  estate:
a.  To  U.S.  addressees  (domicile)           4651     1,200   4661 338  1.a.
b.  To  non-U.S.  addressees  (domicile)       4652         0  4662    0  1.b.
2.  Loans  to  depository  institutions  and
   acceptances  of  other  banks:
a.  To  U.S.  banks  and  other  U.S.
   depository  institutions                     4653    0    4663      0  2.a.
b.  To  foreign  banks                          4654    0    4664      0  2.b.
3.  Loans  to  finance  agricultural  production
   and  other  loans  to  farmers                  4655   0    4665      0  3.
4.  Commercial  and  industrial  Loans:
a.  To  U.S.  addressees  (domicile)            4645   1,101  4617   519  4.a.
b.  To  non-U.S.  addressees  (domicile)         4646       0   4618   0  4.b.
S.  Loans  to  individuals  for  household,  family,
   and  other  personal  expenditures:
a.  Credit  cards  and  related plans            4656      0   4666    0  5.a.
b.  Other  (includes  single  payment,  installment,
  and  all  student  loans)                       4657   275   4667   60  5.b.
6.  Loans  to  foreign  governments  and  official
   institutions                                      4643    0   4627    0  6.
7.  All  other  loans                             4644    0   4628       0  7.
B.  Lease  financing  receivables:
a.  Of  U.S.  addressees  (domicile)              4658       0  4668   0  8.a.
b.  Of  non-U.S.  addressees  (domicile)          4659       0  4669   0  8.b.
9.  Total  (sum  of  items  1  through 8)          4635   2,576  4605  917  9.

6
 .

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

                             Call  Date:  3/31/96  ST-BK:  09-1563   FFIEC 031
                                                                Page  RI-5

SCHEDULE  RI-B--Continued



Part  1.  Continued

                                                (Column  A)    (Column  B)
                                                    Charge-offs  Recoveries
Memoranda                                             Calendar year-to-date
        Dollar Amounts in Thousands RIAD Bil Mil Thou  RIAD  Bil Mil Thou


1-3.    Not  applicable

4.    Loans  to  finance  commercial  real  estate,
    construction,  and  land  development
   activities  (not  secured  by  real  estate)
   included  in  Schedule  RI-B,  part  I,  items
   4  and 7, above                                   5409    0  5410   0  M.4.
5.  Loans  secured  by  real  estate  in  domestic
   offices  (included  in  Schedule  RI-8,  part  1,
   item  1,  above):
a. Construction and land development               3582   18  3583   0  M.5.a.
b.  Secured by farmland                            3584    0  3585   0  M.5.b.
c.  Secured  by  1-4  family  residential  properties:
(1)  Revolving,  open-end  loans  secured  by  1-4
    family  residential  properties  and  extended
    under  lines  of  credit                               5411  64  5412   2
M.5.c.(1)
(2)  All  other  loans  secured  by  1-4  family
    residential  properties                                5413 395  5414   1
M.5.c.(2)
d.  Secured  by  multifamily  (5  or  more)  residential
   properties                                      3588    0  3589   0  M.5.d.
e. Secured by nonfarm nonresidential properties   3590  723  3591  335  M.5.e.



Part  11.    Changes  in  Allowance  for  Loan  and  Lease  Losses



                      Dollar  Amounts  in  Thousands    RIAD  Bil Mil Thou



1  .Balance  originally  reported  in  the
   December  31,  1995,  Reports  of  Condition
   and  Income                                            3124      73,006  1.
2.  Recoveries  (must  equal  part  1,  item  9,
   column  8  above)                                      4605         917  2.
3.  LESS:  Charge-offs  (must  equal  part  1,
   item  9,  column  A  above)                            4635       2,576  3.
4.  Provision  for  loan  and  lease  losses
  (must  equal  Schedule  RI,  item  4.a)                4230     (20,000)  4.
5.  Adjustments*  (see  instructions  for  this
   schedule)                                             4815            0  5.
6.  Balance  end  of  current  period  (sum  of
   items  1  through  5)  (must  equal  Schedule  RC,
   item  4.b)                                            3123       51,347  6.



*DESCRIBE  ON  SCHEDULE  RI-E--Explanations.



Schedule  RI-C--Applicable  Income  Taxes  by  Taxing  Authority

SCHEDULE  RI-C  IS  TO  BE  reported  with  the  December  REPORT  of  INCOME.

                                                        I489

                Dollar  Amounts  in  Thousands    RIAD      Bil  Mil  Thou


1.  Federal                                                   4780     N/A  1.

2.  State  and  Local                                         4790     N/A  2.
3.  Foreign                                                   4795     N/A  3.
4.  Total  (sum  of  items  1  through  3)
  (must  equal  sum  of  Schedule  RI,  items  9  and  ll.b)    4770   N/A  4.

5.  Deferred  portion  of  item  4                      RIAD   4772    N/A  5.

7.

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  P  O  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

SCHEDULE  RI-D--INCOME  from  International  Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.



Part  I.  Estimated  Income  from  International  Operations

                                                                I492
                                                               Year-to-date
                 DOLLAR  AMOUNTS  INThousands         RIAD  Bil Mil Thou

1.  Interest  income  and  expense  booked  at
   foreign  offices,  Edge  and  Agreement
   subsidiaries,  and  IBFS:
a.  Interest  income  booked                                4837    N/A   1.a.
b.  Interest  expense  booked                               4838    N/A   1.b.
c.  Net  interest  income  booked
   foreign  offices,  Edge  and  Agreement
   subsidiaries,  and  IBFs  (itern  I.a  minus  l.b)      4839     N/A   1.c.
2.  Adjustments  for  booking  location  of
   international  operations:
a.  Net  interest  income  attributable  to
   international  operations  booked  at
   domestic  offices                                         4840   N/A   2.a.
b.  Net  interest  income  attributable  to
   domestic  business  booked  at  foreign
   offices                                                  4841    N/A   2.b.
c.  Net  booking  location  adjustment
   (item  2.a  minus  2.b)                                  4842    N/A   2.c.
3.  Noninterest  income  and  expense
   attributable  to  international  operations:
a.  Noninterest  income  attributable  to
   international  operations                                4097    N/A   3.a.
b.  Provision  for  loan  and  lease  losses
   attributable  to  international  operations              4235    N/A   3.b.
c.  Other  noninterest  expense  attributable  to
   international  operations                               4239     N/A   3.c.
d.  Net  noninterest  income  (expense)
   attributable  to  international  operations
   (item  3.a  minus  3.b  and  3.c)                      4843      N/A   3.d.
4.  Estimated  pretax  income  attributable  to
   international  operations  before  capital
   allocation  adjustment  (sum  of  items  l.c,  2.c,
   and  3.d)                                                  4844    N/A   4.
5.  Adjustment  to  pretax  income  for  internal
   allocations  to  international  operations  to
   reflect  the  effects  of  equity  capital  on
   overall  bank  funding  costs                             4845     N/A   5.
6.  Estimated  pretax  income  attributable  to
  international  operations  after  capital  allocation
  adjustment  (sum  of  items  4  and  5)                     4846    N/A   6.
7.  Income  taxes  attribtitable  to  income  from
  international  operations  as  estimated  in  item  6    4797        N/A  7.
S.  Estimated  net  income  attributable  to
   international  operations  (item  6  minus  7)           4341      N/A   8.


Memoranda



                     Dollar  Amounts  in  Thousands    RIAD   Bil Mil Thou



1.  Intracompany  interest  income  included  in
   item  l.a  above..................................4847          N/A    M.1.
2.  Intracompany  interest  expense  included
   item  l.b  above                                         4848     N/A  M.2.



Part 11. Supplementary Details on Income from International operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                  Year-to-date
                    Dollar  Amounts  in  Thousand    RIAD  Bil  Mil  Thou

1.  Interest  income  booked  at  IBFs                         4849    N/A  1.
2.  Interest  expense  booked  at  IBFs                        4850    N/A  2.
3.  Noninterest  income  attributable  to
   international  operations  booked  at  domestic
   offices  (excluding  IBFS):
a.  Gains  (losses)  and  extraordinary  items              5491     N/A  3.a.
b.  Fees  and  other  noninterest  income                    5492    N/A  3.b.
4.  Provision  for  loan  and  lease  losses
   attributable  to  international  operations
   booked  at  domestic  offices  (excluding  IBFS)    4852        N/A    4.
5.  Other  noninterest  expense  attributable  to
   international  operations  booked  at  domestic
   offices  (excluding  IBFS)                                 4853     N/A  5.

8.

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State        Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.  :09230



Call  Date:      3/31/96  ST-BK:  09-1563  FFIEC  031
Page  RI-7



Schedule  RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                           I495
                                                   Year-to-date
Dollar  Amounts  in  Thousands                          RIAD  Bil Mil Thou



1.  All  other  noninterest  income
  (from  Schedule  RI,  item  5.f.(2))
  Report  amounts  that  exceed  10%  of
  Schedule  RI,  item  5.f.(2):
a.  Net  gains  on  other  reat  estate
    owned                                                   5415       0  1.a.
b.  Net  gains  on  sales  of  loans                        5416       0  1.b.
c.  Net  gains  on  sales  of  premises
   and  fixed  assets                                       5417       0  1.c.
Itemize  and  describe  the  three  largest
other  amounts  that  exceed  10%  of  Schedule    RI,  item  5.f.(2):
d.  TEXT  4461  Corporate  Owned  Life  Insurance - CSV   4461    253   1.d.
e.  TEXT4462                                              4462          1.e.
f.  TEXT  4463                                            4463          1.f.

2.  Other  noninterest  expense  (from  Schedule  RI,
   item  7.c):
a.  Amortization  expense  of  intangible  assets          4531     757   2.a.
   Report  amounts  that  exceed  10%  of  Schedule    RI,  item  7.c:
b.  Net  losses  on  other  real  estate  owned              5418      0  2.b.
c.  Net  losses  on  sales  of  loans                        5419      0  2.c.
d.  Net  losses  on  sales  of  premises  and  fixed assets  5420      0  2.d.
Itemize  and  describe  the  three  largest  other
amounts  that  exceed  10%  of  Schedule  RI,  ite(n  7.c:
e.  TEXT  4464                                              4464        2.e.
f.  TEXT  4467                                            4467        2.f.
g.  TEXT  4468                                             4468        2.g
3.  Extraordinary  items  and  other  adjustments  (from
Schedule RI, item ll.a) and applicable income tax effect (from Schedule RI, item ll.b) (itemize and describe all extraordinary items and other adjustments):

a.        (1) TEXT 4469                                  4469          3.a.(1)
  (2)  Applicable  income  tax  effect        RIAD 4486                3.a.(2)
b.(1)  TEXT  4487                                      4487          3.b.(1)
(2)  ApplicabLe  income  tax    effect       RIAD 4488               3.b.(2)
c.(1)TEXT  4489                                       4489          3.c.(1)
(2)  Applicable  income  tax    effect        RIAD 4491               3.c.(2)
4.  Equity  capital  adjustments  from
amended  Reports  of  Income  (from
Schedule  RI-A,  item  2)  (itemize  and
describe  all  adjustments):
a.  TEXT  4492                                            4492          4.a.
b.  TEXT  4493                                            4493          4.b.
Cumulative  effect  of  changes  in  accounting
5.  principles  from  prior  years  (from  Schedule  RI-A,
item  9)  (itemize  and  describe  all  changes  in
accounting  principles):
a.  TEXT  4494                                           4494           5.a.
b.  TEXT  4495                                           4495           5.b.
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):

a.  TEXT4496                                            4496            6.a.
b.  TEXT  4497                                            4497            6.b.

9.

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State    Zip:    STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



                           CALL  Date:      3/31/96  ST-SK:  09-1563 FFIEC 031
                                   Page  RI-8

Schedule  RI-E--Continued




                                                   Year-to-date
Dollar  Amounts  in  Thousands

7.  Other  transactions  with  parent  holding  company  (from  Schedule RI-A, item  13)  (itemize  and  describeall  such  transactions):
a.  TEXT  4498                                                 4498     7.a.
b.  TEXT  4499                                                 4499     7.b.

8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part 11, item 5) (itemize and describe all adjustments):
a.  TEXT  4521                                                 4521     8.a.
b.  TEXT  4522                                                 4522     8.b.

9.  Other  explanations  (the space below is provided for           I498  I499
    the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
No  comment  X  (RIAD  4769)
Other  explanations  (please  type  or  print  clearly):
(TEXT  4769)

10.

Legal Title of Bank: FIRST UNION BANK OF CONNECTICUT
     Call  Date:

Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  10191213101



Consolidated  Report  of  Condition  for  Insured  Commercial
and  State-Chartered  Savings  Banks  for  March  31,  1996



All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.



Schedule  RC--Balance  Sheet


                                                         C400
                      Dollar  Amounts  in  Thousands    RCFD  Bil Mil Thou


ASSETS
1  .Cash  and  balances  due  from  depository
   institutions  (from  Schedule  RC-A):
a.  Noninterest-bearing  balances  and  currency
   and  coin(l)                                          0081   344,456   1.a.
b.  Interest-bearing  batances(2)                        0071    18,933   1.b.
2.  Securities;
a.  Held-to-maturity  securities  (from
   Schedule  RC-8,  column  A)                           1754     8,370   2.a.
b.  Available-for-sate  securities  (from
   ScheduLe  RC-B,  column  D)                           1773     74,226  2.b.
3.  Federal  funds  sold  and  securities
   purchased  under  agreements  to  resell
  domestic  offices  of  the  bank  and  of  its  Edge
  and  Agreement  subsidiaries,  and  in  IBFS:
a.  Federal  funds  sold                               0276            0  3.a.
b.  Securities  purchased  under  agreements  to  resell
4.  Loans  and  lease financing receivables:          0277       154,000  3.b.
a.  Loans  and  leases,  net  of  unearned  income
   (from  Schedule RC-C)                       RCFD 2122       1,966,808  4.a.
b.  LESS: Allowance for loan and lease losses. RCFD 3123          51,347  4.b.
c.  LESS: Allocated transfer risk reserve      RCFD 3128              0   4.c.
d.  Loans  and  leases,  net  of  unearned  income,
  allowance,  and  reserve  (item  4.a  minus
  4.b  and 4.c)                                 2125           1,915,461  4.d.
5.Trading  assets  (from  Schedule  RC-D)          3545                  0  5.
6.Premises  and  fixed  assets  (including
  capitalized  leases)                             2145            33,160   6.
7.Other  real  estate  owned  (from Schedule RC-M) 2150             5,056   7.
8.Investments  in  unconsolidated  subsidiaries  and
  associated  companies  (from  ScheduLe  RC-M)    2130               86    8.
9.Customers'  LiabiLity  to  this  bank  on
  acceptances  outstanding                         2155            7,307    9.
10.  IntangibLe  assets  (from Schedule RC-M)     2143            38,151   10.
11.  Other  assets  (from ScheduLe RC-F)          2160            80,650   11.
12.  Total  assets  (sum  of items 1 through 11)   2170         2,679,856  12.



(1)          Includes cash items in process of cotlection and unposted debits.
(2)          Includes  time  certificates  of  deposit  not  held for trading.


Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

                                CALL  Date:  3/31/96  ST-BK: 09-1563 FFIEC 031
                                               Page  RC-2


Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230


SCHEDULE  RC--Continued

                       Dollar  Amounts in Thousands           Bil Mil Thou

LIABILITIES

13.  Deposits:

a.  In  domestic  offices  (sum  of  totals  of
   columns A and C from Schedule RC-E, part 1)    RCON 2200   2,053,371  13.a.

(1)  Noninterest-bearing(l)  RCON 6631    535,084                     13.a.(1)
(2)  Interest-bearing        RCON 6636  1,518,287                     13.a.(2)

b.  In  foreign  offices,  Edge  and  Agreement
   subsidiaries, and IBFs (from Schedule RC-E, part II)  RCFN  2200   0  13.b.
(1) Noninterest-bearing     RCFN 6631   0                             13.b.(1)
(2)  Interest-bearing                RCFN 6636   0
13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFS:
a. Federal funds purchased                         RCFD  0278   313,409  14.a.
b.  Securities sold under agreements to repurchase  RCFD  0279   5,800    14.b
15. a. Demand notes issued to the U.S. Treasury    RCON 2840        0    15.a.
b. Trading liabilities (from Schedule RC-D)        RCFD 3548        0    15.b.
16.  Other  borrowed  money:
a. With a remaining maturity of one year or less   RCFD  2332       76   16.a.
b. With a remaining maturity of more than one year RDFD  2333        0   16.b.
17.  Mortgage  indebtedness  and  obligations  under
    capitalized  leases                              RCFD  2910        0   17.
18.  Bank's  liability  on  acceptances  executed  and
    outstanding                                     RCFD  2920      7,307  18.
19.  Subordinated notes and debentures              RCFD  3200         0   19.
20.  Other liabilities (from Schedule RC-G)         RCFD  2930     45,753  20.
21.  Total  liabilities  (sum  of  items  13
    through 20)                                    RCFD  2948   2,425,716  21.
22.  Limited-life  preferred  stock  and  related
    surplus                                        RCFD  3282           0  22.
EQUITY  CAPITAL
23. Perpetual preferred stock and related surplus  RCFD  3838           0  23.
24. Common Stock                                   RCFD  3230      14,424  24.
25.  Surplus  (exclude  all  surplus  related  to
    preferred stock)                               RCFD  3839     200,511  25.
26. a. Undivided profits and capital reserves      RCFD  3632     39,325 26.a.
b.  Net  unrealized  holding  gains  (Losses)  on
   available-for-sale  securities                   RCFD  8434    (120)  26.b.
27.  Cumutative  foreign  currency  translation
    adjustments                                       RCFD  3284        0  27.
28.  Total  equity  capital  (sum  of  items  23
    through  27)                                    RCFD  3210    254,140  28.
29.  Total  liabilities,  Limited-.life  preferred
    stock,  and  equity  capital  (sum  of  items  21,
    22,  and 28)                                    RCFD  3300  2,679,856  29.

Memorandum

To  be  reportd  only  with  the  March  Report  of  Condition.

1 Independent audit of the bank conducted in accordance with generatly accepted auditing standards by a certified public accounting firm which submits a report on the bank Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)


Memorandum
To  be  reported  only  with  the  March  Report  of  Condition.

1.Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during
Number  1995.................................................RCFD    6724
1    M.l.


1 Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 Directors' examination of the bank performed by other external auditors (may be required by state chartering-authority)

5  Review  of  the  bank's  financial  statements  by  external  auditors

6  Compilation  of  the  bank's  financial  statements  by  external  auditors

7  Other  audit  procedures  (excluding  tax  preparation  work)

8  No  external  audit  work



(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

12

Legal  TitLe  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  10191213101

Call  Date:      3/31/96  ST-BK:  09-1563



SCHEDULE  RC-A--CASH  and  Balances  Due  From  Depository  Institutions

Exclude  assets  held  for  trading.

                                                             C405
                                             (Column  A)  (Column  B)
                                            Consolidated      Domestic
                                                Bank              Offices

      Dollar Amounts in Thousand   RCFD  Bil Mil Thou   RCON  Bil Mil Thou


1.  Cash  items  in  process  of  collection,
  unposted  debits,  and  currently  and  coin    0022  120,436             1.
a.  Cash  items  in  process  of  collection  and
  unposted  debits                                         0020   65,720  1.a.
b.  Currency  and  coin                                    0080   54,716  1.b.
2.  Balances  from  depository  institutions
   in  the  U.S                                              0082  156,180  2.
a.  U.S.  branches  and  agencies  of  foreign
   banks  (including  their  IBFS)              0083        0             2.a.
b.  Other  commercial  banks  in  the  U.S.  and
   other  depository  institutions  in  the  U.S.
   (including  their  IBFS)                     0085  156,180             2.b.
3.  Balances  due  from  banks  in  foreign
  countries  and  foreign  central  banks                    0070   18,933  3.
a.  Foreign  branches  of other U.S. banks      0073   18,933             3.a.
b.  Other  banks  in  foreign  countries  and
   foreign  central  banks                     0074        0              3.b.
4.  Balances  due  from  Federal Reserve Banks  0090  67,840  0090  67,840  4.
5.  Total  (sum  of  items  1  through  4)  (total
  of  column  A  must  equal  Schedule  RC,  sum  of
  items  l.a  and  l.b)                       0010  363,389  0010  363,389  5.



Memorandum            Dollar Amounts in Thousands         RCON  Bil Mil Thou


1.  Noninterest-bearing  balances  due  from
commercial  banks  in  the  U.S.  (included  in  item  2,
column  8  above)                                          0050   156,130 M.1

 ............................................................................ .


Schedule  RC-B--Securities

Exclude  assets  held  for  trading.

                                                                       C410


                         Held-to-maturity                   Available-for-sale
                       (Column  A)       (Column B)     (Column C)     (Column
D)
                     Amortized          Cost  Fair VaLue  Amortized Cost  Fair
VaLue(l)

Dollar  Amounts  in      RCFD Bil    RCFD Bil     RCFD Bil Mil   RCFD
Bil
      Thousands     Mil Thou    Mil Thou        Thou        Mil Thou

1.  U.S.  Treasury
  securities         0211    0   0213     0     1286  40,711  1287  40,455  1.
2.          U.S.  Government
agency  and  corporation
obligations  (exclude
mortgage-backed  securities):
a.Issued  by  U.S.  Govern-
ment agencies(2)     1289    0   1290     0     1291       0  1293    0   2.a.
b.          Issued  by  U.S.  Gover@t-sponsored
agencies(3)               1294    0   1295     0     1297   2,227
1298    2,231  2.b.


(1) Includes equity securities without readily determinable fair values at historical cost in itein 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Admininistration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan
Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing
Association,  and  the  Tennessee  Valley  Authority.




Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State  Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230


SCHEDULE  RC-B--Continued

                            Call  Date:      3/31/96  ST-BK: 09-1563 FFIEC 031
                                     Page  RC-4
                                   Held-to-maturity     AvaiLabLe-for-sale
                      (Column  A)          (CoLumn  B)  (Column C)  (Column D)
                        Amortized                 Fair      Amortized     Fair
                           Cost        Value  Cost        Cost        Value(l)
Dollar  Amounts
  in  Thousands                    RCFD Bil   RCFD Bil     RCFD Bil   RCFD Bil
                        Mil  Thou      Mil  Thou          Mil  Thou   Mil Thou

3.  Securities  issued  by
 states  and  political
subdivisions  in  the
U.S.:
a.  General  obligations    1676  291    1677 294     1678    0   1679 0  3.a.
b.  Revenue  obligations    1681  230    1686 230     1690    0   1691 0  3.b.
c.  Industrial  development
and  similar  obligations  1694      0   1695   0     1696    0   1697 0  3.c.
4.  Mortgage-backed
securities  (M8S):
a.  Pass-through
securities:
(1)  Guaranteed  by
GNMA                       1698   0   1699   0    1701     0  1702  0  4.a.(1)
(2)  Issued  by  FNMA
and  FHLMC                 1703 7,602 1705 7,617  1706     0  1707  0  4.a.(2)
(3)  Other  pass-through
securities                          1709   0   1710   0    1711     0  1713  0
b.  Other  mortgage-backed
 securities  (include  CMOs,
 REMICS,  and  stripped
MBS):
(1)  Issued  or  guaranteed
 by  FNMA,  FHLMC,
or  GNMA                       1714    0   1715  0  1716 30,861  1717 30,936
4.b.(1)
(2)  Collateratized  by
MBS  issued  or  guaranteed
 by  FNMA,  FHLMC,or  GNMA  1718       0   1719  0  1731      0  1732      0
4.b.(2)
(3)  All  other  mortgage-
backed  securities             1733    0   1734  0  1735    603  1736    594
4.b.(3)
5.  other  debt  securities:
a.  Other  domestic  debt
securities                1737    0   1738  0  1739      0  1741      0   5.a.
b.  Foreign  debt
securities                1742  247   1743  247  1744    0  1746      0   5.b.
6.  Equity  securities:
a.  Investments  in  mutual
funds                                            1747   10   748     10   6.a.
b.  Other  equity  securities
with  readily  determin-
able  fair  values                               1749    0  1751      0   6.b.
c.  All  other  equity
securities(l)                                    1752    0  1753      0   6.c.
7.  Total  (sum  of  item  1
 through  6)  (total  of
colum  A  must  equal
Schedute  RC,  item  2.a)
 (total  of  column  D
must  equal  Schedule  RC,
itern 2.b)             1754 8,370   1771 8,388 1772 74,412  l773
74,226      7.



(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
14


Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

Schedule  RC-B--Continued

Call  Date:      3/31/96  ST-BK:  09-1563


Memorandum
                                                        C412
         Dollar  Amounts  in  Thousands              RCFD    Bil  Mil  Thou

Pledged  securities(2)                                    0416    78,898  M.1.
2.  Maturity  and  repricing  data  for
  debt  securities(2),(3),(4)  (excluding
  those  in  nonaccrual  status):
a.  Fixed  rate  debt  securities  with  a
  remaining  maturity  of:
(1)  Three  months  or  Less                          0343    33     M.2.a.(1)
(2)  Over  three  months  through  12  months        0344   20,344   M.2.a.(2)
(3)  Over  one  year  through  five  years            0345  22,806   M.2.a.(3)
(4)  Over  five  years                                0346  39,122   M.2.a.(4)
(5)  Total  fixed  rate  debt  securities
   (sum  of  Memorandum  items
   2.a.(l)  through  2.a.(4)                          0347  82,305   M.2.a.(5)
b.  Floating  rate  debt  securities  with
   a  repricing  frequency  of:
(1)  Quarterly  or  more  frequently                  4544       0   M.2.b.(1)
(2)  Annually  or  more  frequently,  but  less
    frequently  than  quarterly                       4545     281   M.2.b.(2)
(3)  Every  five  years  or  more  frequently,
    but  less  frequently  than  annually            4551        0   M.2.b.(3)
(4)  Less  frequently  than  every  five  years    4552          0   M.2.b.(4)
(5)  Total  floating  rate  debt  securities
   (sum  of  Memorandum  items  2.b.(l)  through
   2.b.(4))                                           4553     281   M.2.b.(5)
c.  Total  debt  securities  (sum  of  Memorandum
  items  2.a.(5)  and  2.b.(5))  (must  equal  total
  debt  securities  from  schedule  RC-B,  sum  of
  items  1  through  5,  columns  A  and  D,  minus
  nonaccrual  debt  securities  included  in
  Schedule  RC-N,  item  9,  column  C)                   0393  82,586  M.2.c.
3.  Not  applicable
4.  Held-to-maturity  debt  securities  rest
  structured  and  in  compliance  with  modified
  terms  (included  in  Schedule  RC-B,  items  3
  through  5,  column  A,  above)                           5365       0  M.4.
5.  Not  applicable
6.  Floating  rate  debt  securities  with  a
   remaining  maturity  of  one  year  or
   Less(2),(4)  (included  in  Memorandum
   items  2.b.(l)  through  2.b.(4)  above)          5519              0  M.6.
7.  Amortized  cost  of  held-to-maturity
  securities  sold  or  transferred  to
 available-for-sale  or  trading  securities
during  the  calendar  year-to-date  (report
 the  amortized  cost  at  date  of  sale
 or  transfer)                                              1778       0  M.7.
8.  High-risk  mortgage  securities  (included
in  the  held-to-maturity  and  available-for-sale
accounts  in  schedule  RC-8,  item  4.b):
a.  Amortized  cost                                       8780     400  M.8.a.
b.  Fair  value                                           8781     400  M.8.b.
9.  Structured  notes  (included  in  the
  held-to-maturity  and  available-for-sale
  accounts  in  schedule  RC-B,  items  2,  3,
  and  5):
a.  Amortized  cost                                       8782       0  M.9.a.
b.  Fair  value                                           8783       0  M.9.b.


(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental schedule RC-J.

 5

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State        Zip:          STAMFORD,  CT  06904
FDIC  Certificate  No.:      09230
Schedule  RC-C--Loans  and  Lease  Financing  Receivables

                                        Call  Date:    3/31/96  ST-SK: 09-1563


Part  I.  Loans  and  Leases

Do  not  deduct  the  allowance  for  loan  and  lease  losses  from  amounts
reported  in  this  schedule.    Report  total  loans  and  leases,  net  of
unearned  income.    Exclude  assets  held  for  trading.


                                                                      C415
                                          (Column  A)  (Column  B)
                                        Consolidated    Domestic
                                            Bank              Offices
       Dollar  Amounts  in Thousands    RCFD Bil Mil Thou  RCON Bil Mil Thou




1.  Loans  secured  by  real  estate            1410   1,392,410            1.

a.  Construction  and  land  development                    1415  9,139   1.a.

b.  Secured  by  farmland  (including  farm
 residential  and  other  improvements)                     1420      0   1.b.

c.  Secured  by  1-4  family  residential
 properties:
(1)  revolving,  open-end  Loans  secured
 by  1-4  family  residential  properties
and  extended  under  Lines  of credit                   1797  133,805 1.c.(1)

(2)  All  other  loans  secured  by  1-4
 family  residential  properties:
(a)  Secured by first Liens                          5367  734,672  1.c.(2)(a)
(b)  Secured by junior Liens                         5368  41,578   1.c.(2)(b)
d.  Secured  by  multifamily  (5  or  more)
 residential  properties                                   1460  57,246   1.d.

e.  Secured  by  nonfarm  nonresidential
properties                                                 1480 415,970   1.e.
2.  Loans  to  depository  institutions:
a.  To  commercial  banks  in  the  US                     1505   3,930   2.a.
(1)  To  U.S.  branches  and  agencies  of
foreign  banks                             1506       0                2.a.(1)

(2)  To  other  commercial  banks in the US 1507   3,930               2.a.(2)
b.  To  other  depository  institutions  in
the  US                                        1517     688   1517   688  2.b.

c.  To  banks  in  foreign  countries                       1510    906   2.c.
(1)  To  foreign  branches  of other U.S. banks 1513     0             2.c.(1)

(2)  To  other  banks  in foreign countries    1516     906            2.c.(2)
3.  Loans  to  finance  agricultural  production
 and  other  loans  to  farmers                    1590    119   1590  119  3.

4.  Commercial  and  industrial  Loans:
a.  To U.S. addressees (domicile)         1763   456,230   1763  456,230  4.a.

b.  To  non-U.S.  addressees  (domicile)     1764    0        1764    0   4.b.
5.  Acceptances  of  other  banks:
a.  Of  U.S.  banks                          1756    0        1756     0  5.a.
b.  Of  foreign  banks                       1757    0        1757     0  5.b.
6.  Loans  to  individuals  for  household,
family,  and  other  personal  expenditures
(i.e.,  consumer  Loans)  (includes
 purchased  paper)                                         1975     96,970  6.
a.  Credit  cards  and  related  plans
(includes  check  credit  and  other
revolving credit plans)                  2008      50                     6.a.

b.  Other  (includes  single  payment,
installment,  and all student Loans)      2011      96,920                6.b.

7.  Loans  to  foreign  governments  and
official  institutions  (including  foreign
central  banks)                              2081       0  2081        0    7.
8.  Obligations  (other  than  securities
 and  Leases)  of  states  and  political
 subdivisions  in  the  U.S.  (includes
 nonrated industrial development obligations)  2107   4,465   2107   4,465  8.

9   Other Loans                                 1563   11,876               9.
a.  Loans  for  purchasing  or  carrying  securities
 (secured and unsecured)                                   1545      95   9.a.
b. All other loans (exclude consumer loans)                1564  11,781   9.b.
10.  Lease  financing  receivables  (net  of
unearned  income)                                            2165      0   10.
a.  Of  U.S.  addressees  (domicile)                 2182     0
10.a.

b. Of non-U.S. addressees (domicile)            2183     0               10.b.
11.  LESS:  Any  unearned  income  on  Loans
reflected  in items 1-9 above                     2123   786   2123   786  11.

12.  Total  loans  and  leases,  net  of  unearned
income  (sum  of  items  1  through  10  minus
item  11)  (total  of  column  A  must  equal
 schedule RC, item 4.a)                 2122   1,966,808  2122  1,966,808  12.


16.

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



Schedule  RC-C--Continued

Part  1.  Continued

Memoranda

                                 Call Date:   3/31/96 ST-BK: 09-1563 FFIEC 031
                                         Page  RC-7




Dollar  Amounts  in  Thousands


                                        (Column  A)    (Column  B)
                                      Consolidated      Domestic
                                          Bank                Offices
                             RCON  Bit  Nit  Thou        RCON   Bil Mil Thou

1.  Commercial  paper  included  in  Schedule
   RC-C,  part  1,  above                          1496     0   1496   0  M.1.
2.  Loans  and  leases  restructured  and  in
   compliance  with  modified  terms
(included  in  Schedule  RC-C,  part  1,
 above  and  not  reported  as  past  due  or
nonaccrual  in  schedule  RC-N,  Memorandum  item  1):
a.    Loans  secured  by  real  estate:
(1)  To U.S. addressees (domicile)             1687    0             M.2.a.(1)
(2)  To non-U.S. addressees (domicile)         1689    0             M.2.a.(2)
b.  All  other  loans  and  all  lease  financing
 receivables  (exclude  Loans  to  individuals
  for  household,  family,  and  other  personal
 expenditures)                                   8691     0             M.2.b.
c.  Commercial  and  industrial  loans  to
  and  lease  financing  receivables
of  non-U.S.  addressees  (domicile)  included
  in  Memorandum  item  2.b  above               8692     0             M.2.c.
3.  Maturity  and  repricing  data  for  Loans  and
 Leases(l)  (excluding  those  in  nonaccrual  status):
a.  Fixed  rate  Loans  and  leases  with  a
  remaining  maturity  of:
(1)  Three  months or Less                     0348   24,648         M.3.a.(1)
(2)  Over  three months through 12 months      0349    51,801        M.3.a.(2)
(3)  Over  one year through five years         0356   307,644        M.3.a.(3)
(4)  Over  five years                          0357   544,708        M.3.a.(4)
(5)  Total  fixed  rate  loans  and  Leases
 (sum  of  Memorandum  items  3.a.(l)
  through  3.a.(4))                            0358    928,801       M.3.a.(5)
b.  Floating  rate  Loans  with  a  repricing
 frequency  of:
(1)  quarterly  or more frequently             4554   578,411        M.3.b.(1)
(2)  annually  or  more  frequently,  but  Less
frequently  than  quarterly                    4555    409,216       M.3.b.(2)
(3)  Every  five  years  or  more  frequently,
 but  less  frequently than annually            4561     17,032      M.3.b.(3)
(4)  Less  frequently than every five years     4564      6,519      M.3.b.(4)
(5)  Total  floating  rate  Loans  (sum  of
 Memorandum  items  3.b.(l)  through  3.b.(4))   4567   1,011,178    M.3.b.(5)
c.  Total  loans  and  leases  (sum  of
 Memorandum  items  3.a.(5)  and  3.b.(5))
  (must  equal  the  sum  of  total  Loans  and
 leases,  net,  from  Schedule  RC-C,  part  I,
  item  12,  plus  unearned  income  from
 Schedule  RC-C,  part  1,  item  11,  minus  total
  nonaccrual  loans  and  leases  from  Schedule
  RC-N,  sum  of  items  1  through 8, column C)     1479  1,939,979    M.3.c.
d.  Floating  rate  Loans  with  a  remaining
 maturity  of  one  year  or  Less  (included
 in  Memorandum  items  3.b.(l)  through  3.b.
 (4)  above)                                         A246   275,277     M.3.d.
4.  Loans  to  finance  commercial  real  estate,
  construction,  and  land  development  activities
  (not  secured  by  real  estate)  included  in
 Schedule  RC-C,  part  1,  items  4  and  9,
column  A,  page  RC-6(2)                             2746    48,074      M.4.
5.  Loans  and  leases  held  for  sale  (included
 in  Schedule  RC-C,  part  1,  above)                        5369     0  M.5.
6.  adjustable  rate  closed-end  loans  secured
 by  first  liens  on  1-4  family  residential
 properties  (included  in  schedule RC-C,                   RCON Bil Mil Thou
  part  1, item l.c.(2)(a), column 8, page RC-6)           5370  462,486  M.6.



(1) Memorandum item 3 is not applicable to savings banks that must complete Schedule RC-J.
(2)  Exclude  loans secured by real estate that are included in Schedule RC-C, part  1,  item  1,  column  A.



17

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

CALL  Date:      3/31/96  ST-SK:  09-1563  FFIEC  031
Page  RC-8

Schedule  RC-D--Trading  Assets  and  Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                    C420
                     Dollar  Amounts in Thousand                Bil Mil Thou


ASSETS

1.  U.S.  Treasury  securities  in  domestic
 offices                                              RCON  3531       0    1.

2.  U.S.  Government  agency  and  corporation
 obligations  in  domestic  offices  (exclude
 mortgage  backed  securities)                         RCON  3532       0   2.

3.  Securities  issued  by  states  and  political
subdivisions  in  the  U.S.  in  domestic  offices       RCON   3533    0   3.
4.  Mortgage-backed  securities  (MBS)  in
domestic  offices:
a.  Pass-through  securities  issued  or
guaranteed  by  FNMA,  FHLMC,  or  GNMA                 RCON  3534     0  4.a.

b.  Other  mortgage-backed  securities  issued
or  guaranteed  by  FNMA,  FHLMC,  or  GNMA
(include  CMOs,  REMICS,  and  stripped  MBS)         RCON  3535      0   4.b.

c.  All  other  mortgage-backed  securities             RCON  3536    0   4.c.
5.  other  debt  securities  in  domestic  offices       RCON  3537    0    5.

6.  Certificates  of  deposit  in  domestic  offices    RCON  3538     0    6.

7.  Commercial  paper  in  domestic  offices            RCON  3539      0   7.
8.  Bankers  acceptances  in  domestic  offices         RCON  3540      0   8.

9.  Other  trading  assets  in  domestic  offices       RCON   3541     0   9.

10.  Trading  assets  in  foreign  offices            RCFN   3542      0   10.

11.  Revaluation  gains  on  interest  rate,
foreign  exchange  rate,  and  other  commodity  and
 equity  contracts:
a.  In  domestic  offices                             RCON  3543      0  11.a.
b.  In  foreign  offices                              RCFN  3544      0  11.b.
12.  Total  trading  assets  (sum  of  items  1
through  11)  (must  equal  Schedule  RC,  item  5)     RCFD  3545      0  12.


LIABILITIES                                                       Bil Mil Thou

13.  Liability  for  short  positions                  RCFD  3546       0  13.
14.  Revaluation  losses  on  interest  rate,
foreign  exchange  rate,  and  other  commodity
and  equity  contracts                                  RCFD  3547     0   14.
15.  Total  trading  liabilities  (sum  of
items  13  and  14)  (must  equal  schedule  RC,
item  15.b)                                            RCFD  3548     0    15.



18

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State        Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

Schedule  RC-E--Deposit  Liabilities
Part  1.  Deposits  in  Domestic  Offices


Call  Date:      3/31/96  ST-SK:  09-1563

                                                                 C425
                                                               Nontransaction
                                    Transaction  Accounts           Accounts
                                       (Column A)   (Column B)     (Column C)
                               Total  transaction    Memo:  Total        Total
                           Accounts (including  demand deposits nontransaction
                                 deposits)        column A)  (including MMDAs)

Dollar  Amounts  in  Thou   RCON Bil Mil Thou RCON Bil Mil Thou  RCON Bil Mil
Thou

Deposits  of:
1.  individuals,  partnerships,  and
corporations                               2201  550,405  2240  492,348  2346
1,443,990    1.
2. U.S. Government                  2202   628     2280     628   2520
0      2.
3.  States  and  political  subdivisions
 in  the  US                            2203 24,658    2290  21,879   2530
13,461    3.
4. Commercial banks in the US       2206  3,846   2310   3,846     2550
  0    4.
5.  other  depository  institutions
 in the US                          2207   2,012    2312    2,012      2349
0      5.
6. Banks in foreign countries       2213    131     2320       131     2236
0      6.
7.  Foreign  governments  and  official
 institutions  (including  foreign
central  banks)                       2216       0     2300       0  2377
0        7.
8. Certified and official checks     2330   14,240    2330   14,240
    8.
9.  Total  (sum  of  items  1  through  8)
 (sum  of  columns  A  and  C  must  equal
 schedule  RC,  item  13.a)                2215  595,920  2210  535,084  2385
1,457,451    9.



Memoranda
         Dollar  Amountsin  Thousands                  RCON  Bil Mil Thou


1.  Selected  components  of  total  deposits
 (i.e.,  sum  of  item  9.  columns  A  and  C

a.  Total  Individual  Retirement  Accounts
(IRAs)  and  Keogh  Plan  accounts):                   6835   207,618   M.1.a.
 b.  Total  brokered  deposits                         2365        0    M.1.b.

c.  Fully  insured  brokered  deposits  (included
in  Memorandum  item  l.b  above):
(1)  Issued  in  denominations  of  Less  than
$100,000                                               2343       0  M.1.c.(1)

(2)  Issued  either  in  denominations  of  $100,000
or  in  denominations  greater  than  $100,000  and
 participated  out  by  the  broker  in  shares  of
$100,000  or  Less                                      2344      0  M.1.c.(2)
d.  Maturity  data  for  brokered  deposits:
(1)  Brokered  deposits  issued  in  denominations
of  Less  than  S100,000  with  a  remaining  maturity
of  one  year  or  less  (included  in  Memorandum
item  l.c.(l)  above)                              A243      0       M.1.d.(1)

(2)  Brokered  deposits  issued  in  denominations
of  $100,000  or  more  with  a  remaining  maturity
of  one  year  or  Less  (included  in  Memorandum
 item  l.b  above)                                 A244      0       M.1.d.(2)
e.  Preferred  deposits  (uninsured  deposits  of
states  and  political  subdivisions  in  the  U.S.
 reported  in  item  3  above  which  are  secured  or
collateralized  as  required  under  state  Law)        5590    31,591  M.1.e.
2.  Components  of  total  nontransaction  accounts
(sum  of  Memorandum  items  2.a  through  2.d  must
 equal  item  9,  column  C  above):
a.  Savings  deposits:
(1)  Money  market  deposit  accounts  (MMDAS)       6810   513,270  M.2.a.(1)

(2)  Other  savings  deposits (excludes MMDAS)       0352   341,605  M.2.a.(2)
b.  Total  time  deposits  of  less  than $100,000      6648   508,325  M.2.b.

c.  Time  certificates  of  deposit  of
$100,000  or  more                                    6645    94,251    M.2.c.

d.  Open-account  time  deposits  of
$100,000  or  more                                      6646         0  M.2.d.
3.  ALL  NOW  accounts  (included  in
column  A  above)                                        2398     60,836  M.3.

4.  Not  applicable



19

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



Schedule  RC-E--Continued

Part  1.  Continued

Memoranda  (continued)


                               Call  Date:    3/31/96 ST-BK: 09-1563 FFIEC 031

                                                                  Page  RC-10


            Dollar  Amounts  in  Thousand    RCON  Bil  Mil  Thou




5.  Maturity  and  repricing  data  for  time
 deposits  of  less  than  S100,000  (sum
of  Memorandum  items  5.a.(l)  through  5.b.
(3)  must  equal  Memorandum  item  2.b  above):
(l)
a.  Fixed  rate  time  deposits  of  less  than
$100,000  with  a  remaining  maturity  of:
(1)  Three  months or Less                        A225    160,219    M.5.a.(1)
(2)  Over  three months through 12 months         A226    197,375    M.5.a.(2)
(3)  Over  one year                               A227    144,850    M.5.a.(3)
b.  Floating  rate  time  deposits  of  Less  than
$100,000  with  a  repricing  frequency  of:
(1)  Quarterly  or more frequently                A228      5,881    M.5.b.(1)
(2)  Annually  or  more  frequently,  but  Less
frequently  than  quarterly                       A229          0    M.5.b.(2)
(3)  Less  frequently than annually               A230          0    M.5.B.(3)
c.  Floating  rate  time  deposits  of  Less
than  $100,000  with  a  remaining  maturity
of  one  year  or  less  (included  in  Memorandum
 items  5.b.(l)  through  5.b.(3)  above)            A231          0    M.5.c.
6.  Maturity  and  repricing  data  for  time
deposits  of  $100,000  or  more  (i.e.,  time
certificates  of  deposit  of  $100,000  or  more
 and  open-account  time  deposits  of  $100,000
 or  more)  (sum  of  memorandum  items  6.a.
(l)  through  6.b.(4)  must  equal  the  sum  of
Memorandum
items  2.c  and  2.d  above):(J)
a.          Fixed  rate  time  deposits  of  S100,000  or
 more  with  a  remaining  maturity  of:
(1)  Three  months  or Less                        A232    45,977    M.6.a.(1)
(2)  Over  three  months through 12 months         A233    19,485    M.6.a.(2)
(3)  Over  one  year through five years            A234    25,966    M.6.a.(3)
(4)  Over  five  years                             A235     2,823    M.6.a.(4)
b.  floating  rate  time  deposits  of  $100,000
or  more  with  a  repricing  frequency  of:
(1)  Quarterly  or  more frequently                A236         0    M.6.b.(1)
(2)  annually  or  more  frequently,  but  Less
 frequently  than  quarterly                       A237         0    M.6.b.(2)
(3)  Every  five  years  or  more  frequently,
 but  Less  frequently  than annually              A238         0    M.6.b.(3)
(4)  Less  frequently  than every five years       A239         0    M.6.b.(4)
c.  Floating  rate  time  deposits  of  $100,000
or  more  with  a  remaining  maturity  of
one  year  or  less  (included  in  Memorandum
items  6.b.(l)  through  6.b.(4)  above)              A240         0    M.6.c.

(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


20
Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  PO  3OX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



Call  Date:      3/31/96  ST-BK:  09-1563



Schedule  RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFS)



                Dollar  Amounts  in  ThousandsRCFNBil  Mil  Thou

Deposits  of:
1.  Individuals,  partnerships,  and
 corporations                                               2621       0    1.
2.  U.S.  banks  (including  IBFs  and
 foreign  branches  of  U.S.  banks)                      2623         0    2.
3.  Foreign  banks  (including  U.S.
 branches  and  agencies  of  foreign  banks,
  including  their  IBFS)                                   2625       0    3.
4.  Foreign  governments  and  official
 institutions  (including  foreign  central
 banks)                                                     2650       0    4.
5.  Certified  and  official  checks                      2330         0    5.
6.  All  other  deposits                                    2668       0    6.
7.  total  (sum  of  items  1  through  6)  (must
  equal  schedule  RC,  item  13.b)                      2200          0    7.



Memorandum



                   Dollar  Amounts  in  Thousand           RCFN Bil Mil Thou



1.  Time  deposits  with  a  remaining  maturity
of  one  year  or  less  (included  in  Part  11,  item
 7  above)                                                 A245       0   M.1.



Schedule  RC-F--Other  Assets
                                                                     C430


                      Dollar  Amounts  in  Thousands          Bil  Mil  Thou
1.  Income  earned,  not collected on loans          RCFD   2164    14,740  1.
2.  Net  deferred  tax assets(l)                     RCFD   2148     8,179  2.
3.  Excess  residential  mortgage  servicing  fees
   receivable                                        RCFD   5371         0  3.
4.  Other  (itemize  and  describe  amounts  that  exceed
   25%  of  this  item)                              RCFD   2168    57,731  4.
  a.  TEXT 3549 Officer Life Insurance - CSV       RCFD   3549    21,526  4.a.
  b.  TEXT 3550 Prepaid Pension Plan               RCFD   3550    22,166  4.b.
  c.  TEXT 3551                                    RCFD   3551            4.c.

5.  Total  (sum  of  items  1  through  4)  (must  equate
Schedule  RC,  item  11)                             RCFD 2160     80,650   5.


                                                                    C430
                             Dollar  Amounts  in  Thousand      Bil Mil Thou


Memorandum                  Dollar Amounts in Thousands       Bil Mil Thou

1.  Deferred  tax  assets  disallowed  for  regulatory
   capital purposes                                RCFD  5610         0   M.1.


Schedule  RC-G--Other  Liabilities


                Dollar  Amounts  in  Thousands              Bil Mil Thou I


1.  a.  Interest  accrued  and  unpaid  on  deposits
in  domestic offices(2)                              RCON  3645    5,521  1.a.
b.  Other  expenses  accrued  and  unpaid  (includes
 accrued  income taxes payable)                      RCFD  3646   35,009  1.b.
2.  Net  deferred  tax liabilities(l)                  RCFD  3049      0    2.
3.  Minority  interest  in consolidated subsidiaries   RCFD  3000      0    3.
4.  Other  (itemize  and  describe  amounts  that  exceed
 25%  of  this  item)                                  RCFD  2938    5,223  4.
a.  TEXT 3552 Funds Management-Automated  RCFD 3552  3,445                4.a.
b.  TEXT 3553                             RCFD 3553                       4.b.
c.  TEXT 3554                             RCFD 3554                       4.c.
5.  Total  (sum  of  items  1  through  4)  (must
   equal  Schedule  RC,  item 20)                      RCFD  2930   45,753  5.


(1)       SEE DISCUSSION OF DEFERRED income TAXES in GLOSSARY ENTRY on "income taxes.'
(2)     FOR SAVINGS BANKS, include "dividends" ACCRUED and UNPAID on deposits.
21



Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



Call  Date:      3/31/96  ST-BK:  09-1563



Schedule  RC-H--Selected  Balance  Sheet  Items  for  Domestic  Offices

                                                                C440
                                                           Domestic  Offices
         Dollar  Amounts  in  Thousands                   RCON  Bil Mil Thou


1.  Customers'  liability  to  this  bank  on
  acceptances  outstanding                                  2155     7,307  1.
2.  Bank's  Liability  on  acceptances
  executed  and  outstanding                                2920     7,307  2.
3.  federal  funds  sold  and  securities
  purchased  under  agreements  to  resell                  1350   154,000  3.
4.  federal  funds  purchased  and  securities
  sold  under  agreements  to  repurchase                   2800   319,209  4.
5.  Other  borrowed  money                                  3190        76  5.
EITHER
6.  Net  due  from  own  foreign  offices,  Edge
  and  Agreement  subsidiaries,  and  IBFs  OR              2163         0  6.
7.  Net  due  to  own  foreign  offices,  Edge  and
   Agreement  subsidiaries,  and  IBFs                      2941       N/A  7.
8.  Total  assets  (excludes  net  due  from
foreign  offices,  Edge  and  Agreement
subsidiaries,  and  IBFS)                                 2192   2,679,856  8.
9.  Total  liabilities  (excludes  net  due  to
 foreign  offices,  Edge  and  Agreement
subsidiaries,  and  IBFS)                                 3129   2,425,716  9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                      RCON    Bil  Mil  Thou

10.  U.S.  Treasury securities                          1779    40,455     10.
11.  U.S.  Government  agency  and  corporation
  obligations  (exclude  mortgage-backed
  securities)                                           1785     2,231     11.
12.  Securities  issued  by  states  and  political
    subdivisions  in  the  US                           1786      521      12.
13.  Mortgage-backed  securities  (MRS):
a.  Pass-through  securities:
(1)  Issued  or  guaranteed  by  FNMA,
 FHLMC,  or GNMA                                       1787   7,602   13.a.(1)
(2)  Other pass-through securities                     1869       0   13.a.(2)
b.  Other  mortgage-backed  securities  (include
CMOs,  REMICS,  and  stripped  MBS):
(1)  Issued  or  guaranteed  by  FNMA,  FHLMC,
 or  GNMA                                              1877   30,936  13.b.(1)
(2)  All other mortgage-backed securities              2253     594   13.b.(2)
14.  Other  domestic  debt  securities                      3159       0   14.
15.  Foreign  debt  securities                              3160     247   15.
16.  Equity  securities:
a.  Investments  in  mutual  funds                        3161      10   16.a.
b.  Other  equity  securities  with  readily
determinable  fair  values                                3162       0   16.b.
c.  All  other  equity  securities                        3169       0   16.c.
17.  total  held-to-maturity  and  available-for-sale
    securities  (sum  of  items  10  through  16)           3170   82,596  17.



Memorandum  (to  be  completed  only  by  banks  with IBFs and other "foreign"
 offices)
            Dollar  Amounts  in  Thousands                RCON  Bil Mil Thou
EITHER
1.  Net  due  from  the  IBF  of  the  domestic
   offices  of  the  reporting  bank............3051            N/A       M.1.
OR

2.  Net  due  to  the  ISF  of  the  domestic
   offices  of  the  reporting  bank                     3059      N/A    M.2.


22
Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

Schedule  RC-I--Selected  Assets  and  Liabilities  of  IBFS
To  be  completed  only  by  banks  with  IBFs  and  other  "foreign" offices.



CALL  Date:      3/31/96  ST-BK:  09-1563



          Dollar  Amounts  in  Thousand                   RCFN  Bil Mil Thou



1.  Total  ISF  assets  of  the  consolidated
   bank  (component  of  Schedule  RC,  item  12)            2133      N/A  1.
2.  Total  ISF  Loans  and  lease  financing
 receivables  (component  of  schedule  RC-C,
 part  1,  item  12,  column  A)                              2076      N/A 2.

3.  IBF  commercial  and  industrial  loans
 (component  of  schedule  RC-C,  part  1,  item  4,
  column  A)                                                 2077      N/A  3.
4.  Total  IBF  liabilities  (component  of
   Schedule  RC,  item  21)                                  2898      N/A  4.
5.  IBF  deposit  liabilities  due  to  banks,
  including  other  IBFs  (component  of  Schedule
  RC-E,  part  11,  items  2  and  3)                        2379      N/A  5.

6.  Other  IBF  deposit  liabilities  (component
  of  Schedule  RC-E,  part  II,  items  1,  4,  5,
   and  6)                                                   2381      N/A  6.



Schedule  RC-K--Quarterly  Averages(l)

                                                                       C455

                     Dollar Amounts in Thousand                 Bil Mil Thou

ASSETS
1.  Interest-bearing  balances  due  from
 depository  institutions                           RCFD  3381     32,508   1.
2.  U.S.  Treasury  securities  and  U.S.
Government  agency and corporation obligations(2)   RCFD  3382    228,044   2.
3.  Securities  issued  by  states  and  political
 subdivisions  in  the U.S.(2)                      RCFD  3383        521   3.
4. a. Other debt securities(2)                    RCFD  3647     14,831   4.a.
b.  Equity  securities(3)  (includes  investments
 in mutual funds and Federal Reserve stock) .     RCFD  3648        10    4.b.
5.  Federal  funds  sold  and  securities  purchased
 under  agreements  to  resell  in  domestic  offices
 of  the  bank  and  of  its  Edge  and  Agreement
 subsidiaries,  and  in IBFs                        RCFD  3365   247,566    5.
6.  Loans:
a.  Loans  in  domestic  offices:
(1) Total loans                                 RCON  3360  1,906,670  6.a.(1)
(2) Loans secured by real estate                RCON  3385  1,363,876  6.c.(2)
(3)  Loans  to  finance  agricultural  production
and other loans to farmers                      RCON  3386       130   6.a.(3)
(4) Commercial and industrial Loans             RCON  3387    428,777  6.a.(4)
(5)  Loans  to  individuals  for  household,
 family,  and other personal expenditures       RCON  3388    114,017  6.a.(5)
b.  Total  loans  in  foreign  offices,  Edge  and
Agreement  subsidiaries,  and  IBFs                RCON  3360          0  6.b.
7.  Trading  assets                                  RCFD  3401          0  7.
8.  Lease  financing  receivables  (net  of  unearned
 income)                                             RCFD  3484          0  8.
9.  total  assets(4)                                 RCFD  3386  2,693,316  9.
LIABILITIES
10.  Interest-bearing  transaction  accounts  in
 domestic  offices  (NOW  accounts,  ATS  accounts,
 and  telephone  and  preauthorized  transfer
accounts)  (exclude  demand  deposits)             RCON  3485    137,426   10.
11.  Nontransaction  accounts  in  domestic
 offices:
a.  Money market deposit accounts (MMDAS)        RCON  3486    423,512   11.a.
b.  Other savings deposits                       RCON  3487    353,387   11.b.
c.  Time  certificates  of  deposit  of  $100,000
or  more                                         RCON  3345     90,663   11.c.
d.  All  other time deposits                      RCON  3469    563,912   11.d
12.  Interest-bearing  deposits  in  foreign
offices,  Edge  and  Agreement  subsidiaries,
 and  IBFs                                         RCFN  3404          0   12.
13.  Federal  funds  purchased  and  securities
sold  under  agreements  to  repurchase  in  domestic
offices  of  the  bank  and  of  its  Edge  and  Agreement
 subsidiaries,  and  in  IBFs                       RCFD  3553   309,685   13.
14.  Other  borrowed  money                         RCFD  3355        22   14.

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or
(2) An average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2)  Quarterly  averages  for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with  readily  determinable  fair  values  at the Lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.
23



LEGAL  TITLE  OF  BANK:  FIRST  UNION  BANK  OF  CONNECTICUT
ADDRESS:  PO  BOX  700
CITY,  STATE    Zip:  STAMFORD,  CT  06904
FDIC  CERTIFICATE  NO.:  09230


CALL  DATE:      3/31/96  ST-BK:  09-1563


Schedule  RC-L--Off-Balance  Sheet  Items
PLEASE  read  carefully  the  instructions  for  THE  preparation  of schedule
RC-L.    Some  of the amounts reported in Schedule RC-L are regarded as volume indicators  and  not  necessarily  as  measures  of  risk.


               Dollar  Amounts  in  Thousands              RCFD Bil Mil Thou

1.  Unused  commitments:
a.  revolving,  open-end  lines  secured
by  1-4  family  residential  properties,  e.g.
,  home  equity  Lines                                   3814   162,550   1.a.
b.  Credit  card  Lines                                  3815         0   1.b.
c.  commercial  real  estate,  construction,
and  Land  development:
(1)  Commitments  to  fund  loans  secured  by
real  estate                                        3816       5,049   1.c.(1)
(2)  Commitments  to  fund  loans  not  secured
by  real-estate                                     6550           0   1.c.(2)
d.  Securities  underwriting                           3817           0   1.d.
e.  Other  unused  commitments                         3818     161,018   1.e.
2.  financial  standby  letters  of  credit  and
foreign  office  guarantees                              3819      32,572   2.
a.  Amount  of  financial  standby  letters  of
credit  conveyed  to  others          RCFD 3820     0                     2.a.
3.  Performance  standby  letters  of  credit  and
foreign  office  guarantees                              3821       1,663   3.

a.  Amount  of  performance  standby  letters  of
credit  conveyed  to  others        RCFD  3822      0                     3.a.
4.  Commercial  and  similar  letters  of  credit        3411       3,412   4.
5.  Participators  in  acceptances  (
as  described  in  the  instructions)
conveyed  to  others  by  the  reporting  bank           3428           0   5.
6.  Participation  in  acceptances  (as
described  in  the  instructions)  acquired
by  the  reporting  (nonaccepting)  bank                 3429           0   6.
7.  Securities  borrowed                                 3432           0   7.
8.  Securities  lent  (including  customers'
securities  lent  where  the  customer  is
indemnified  against  Loss  by  the  reporting
bank)                                                    3433           0   8.
9.  Loans  transferred  (i.e.,  sold  or  swapped)
with  recourse  that  have  been  treated  as  sold
for  Call  Report  purposes:
a.  FNMA  and  FHLMC  residential  mortgage
loan  pools:
(1)  Outstanding  principal  balance  of
mortgages  transferred  as  of the report date      3650           0   9.a.(1)
(2)  Amount  of  recourse  exposure  on  these
mortgages  as  of  the report date                  3651           0   9.a.(2)
b.  Private  (nongovernment-issued  or
-guaranteed)  residential  mortgage  Loan
pools:
(1)  Outstanding  principal  balance  of
mortgages  transferred  as  of the report date      3652           0   9.b.(1)
(2)  Amount  of  recourse  exposure  on  these
mortgages  as  of  the report date                  3653           0   9.b.(2)
c.  Farmer  Mac  agricultural  mortgage  loan
pools:
(1)  outstanding  principal  balance  of
mortgages  transferred  as  of the report date      3654           0   9.c.(1)
(2)  Amount  of  recourse  exposure  on  these
mortgages  as  of  the report date                  3655           0   9.c.(2)
d.  Small  business  obligations  transferred
with  recourse  under  Section  208  of  the
Riegle  Community  Development  and  Regulatory
Improvement  Act  of  1994:
(1)  Outstanding  principal  balance  of  small
 business  obligations  transferred  as  of  the
report  date                                        A249           0   9.d.(1)
(2)  Amount  of  retained  recourse  on  these
obligations  as  of  the report date                A250           0   9.d.(2)
10.  When-issued  securities:
a.  Gross  commitments  to  purchase                   3434           0  10.a.

b.  Gross  commitments  to  sell                       3435           0  10.b.
11.  Spot  foreign  exchange  contracts                  8765           0  11.
12.  All  other  off-balance  sheet
liabilities  (exclude  off-balance  sheet
derivatives)  (itemize  and  describe  each
 component  of  this  item  over  25%  of
Schedule  RC,  item  28,  "total  equity  capital")       3430          0  12.

a  TEXT  3555                   RCFD 3555                                12.a.
b.TEXT  3556                    RCFD 3556                                12.b.
c  TEXT  3557                   RCFD 3557                                12.c.
d  TEXT  3558                   RCFD 3558                                12.d.



24



Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State  Zip:  STAMFORD,  CT  06904

FDIC  Certificate  No.:  09230


Schedule  RC-L--Continued



CALL  Date:      3/31/96  ST-BK:  09-1563



                   Dollar  Amounts  in  Thousands          RCFD Bil Mil Thou

13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over
25%  of  schedule  RC,  item  28,  "total  equity capital")  5591     0    13.


TEXT  5592                                                 RCFD 5592     13.a.
TEXT  5593                                                 RCFD 5593     13.b.
TEXT  5594                                                 RCFD 5594     13.c.
TEXT  5595                                                 RCFD 5595     13.d.

                                                                        C461

                          (Column  A)     (Column B)   (Column C)   (Column D)
Dollar  Amounts in Thous   Interest      Foreign      Equity       Commodity
                            Rate           Exchange    Derivative    and Other
                          Contracts        Contracts   Contracts     Contracts
Off-balance  Sheet
Derivatives  Position
     Indicators               Tril Bil      Tril Bil     Tril Bil     Tril Bil
                          Mil  Thou         Mil Thou     Mil Thou     Mil Thou

14.          Gross  amounts
(e.g.,  notional  amounts)
(for  each  column,  sum
 of  item  14.a  through
14.e  must  equal  sum  of
item  15,  16.a,  aM  16.b):
a.  Futures  contracts          0             0            0            0
14.a.
                          RCFD  8693       RCFD 8694   RCFD 8695   RCFD
8696
b.  Forward  contracts            3,181         0            0            0
14.b.
                          RCFD  8697        RCFD  8698   RCFD 8699   RCFD 8700
c.  Exchange-traded
   option  contracts:
(1)  Written  options               0             0            0
014.c.(1)
                          RCFD  8701       RCFD 8702   RCFD 8703   RCFD
8704
(2)  Purchased  options             0             0            0
014.c.(2)
                          RCFD  8705       RCFD 8706   RCFD 8707   RCFD
8708
d.  Over-the-counter  option  contracts:
(1)  Written  options              0             0            0
014.d.(1)
                          RCFD  8709       RCFD 8710   RCFD 8711   RCFD
8712
(2)  Purchased  options         8,214            0            0          0
14.d.(2)          .
                          RCFD  8713       RCFD 8714   RCFD 8715   RCFD
8716
e.  Swaps                   67,057            0            0         0
14.e.
                          RCFD  3450        RCFD  3826   RCFD 8719   RCFD 8720
15.  Total  gross  notional
 amount  of  derivative
contracts  held  for  trading        0           0            0         0  15.
                          RCFD  A126       RCFD A127   RCFD 8723   RCFD
8724    16.
 Total  gross  notional
amount  of  derivative
contracts  held  for  purposes
other  than  trading:
a.  Contracts market to market    0            0            0         0
16.a.
                              RCFD  8725    RCFD 8726    RCFD 8727 RCFD
8728
b.  Contracts  not  marked
   to  market                     78,452          0            0
0    16.b.
                              RCFD 8729    RCFD 8730    RCFD 8731  RCFD
8732


25



Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



SCHEDULE  RC-L--Continued



CALL  Date:      3/31/96  ST-BK:  09-1563



                            (Column  A)   (Column B)   (Column C)   (Column D)
Dollar Amounts in Thousands  Interest    Foreign      Equity     Commodity and
                             Rate             Exchange    Derivative     Other
                            Contracts       Contracts   Contracts    Contracts

17.  Gross  fair  values  of
derivative  contracts:
a.  Contracts  held  for
trading:
(1)  Gross  positive
    fair  value                8733  0   8734   0   8735  0  8736   0 17.a.(1)
(2)  Gross  negative
    fair  value                8737  0   8738   0   8739  0  8740   0 17.a.(2)

b.Contracts  held  for  purposes other than trading that are marked to market:
(1)  Gross  positive
    fair  value               8741  0   8742   0   8743  0  8744   0  17.b.(1)

(2)  Gross  negative

    fair  value               8745  0   8746   0   8747  0  8748   0  17.b.(2)

c.Contracts held for purposes other than trading that are not marked to market:

(1)  Gross  positive

    fair  value           8749  1,732  8750     0  8751  0  8752   0  17.c.(1)

(2)  Gross  negative

   fair  value           8753    62  8754     0  8755  0  8756
0    17.c.(2)


MEMORANDA      Dollar  Amounts  in  Thousands         RCFD  Bil Mil Thou


1.-2.  Not  applicable
3.  Unused  commitments  with  an  original
maturity  exceeding  one  year  that  are
reported  in  Schedule  RC-L,  items  l.a
through  l.e,  above  (report  only  the  unused
 portions  of  commitments  that  are  fee  paid
 or  otherwise  legally  binding)                      3833   144,805     M.3.
a.  Participation  in  commitments  with  an
 original  maturity  exceeding  one  year
conveyed  to  others                RCFD 3834     0                     M.3.a.
4.  To  be  completed  only  by  banks  with
$1  billion  or  more  in  total  assets:
Standby  letters  of  credit  and  foreign
office  guarantees  (both  financial  and
performance)  issued  to  non-U.S.  addressees
 (domicile)  included  in  schedule  RC-L,
items  2  and  3,  above                               3377      139      M.4.
5.  Installment  loans  to  individuals  for
 household,  family,  and  other  personal
 expenditures  that  have  been  securitized
and  sold  without  recourse  (with  servicing
 retained),  amounts  outstanding  by  type
of  loan:
a.  Loans  to  purchase  private  passenger
 automobiles  (to  be  completed  for  the
September  report  only)                             2741      N/A      M.5.a.
b.  Credit  cards  and  related  plans
(TO  BE  COMPLETED  QUARTERLY)                       2742        0      M.5.b.
c.  All  other  consumer  installment  credit
 (including  mobile  home  loans)(to  be
completed  for  the  September  report  only)        2743      N/A      M.5.c.



26


Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



Schedule  RC-14--Memoranda



Call  Date:      3/31/96  ST-BK:  09-1563  FFIEC  031
Page  RC-17

                                                                   C465

         Dollar  Amounts  in  Thousands                   RCFD  Bil Mil Thou


1.  Extensions  of  credit  by  the  reporting
 bank  to  its  executive  officers,  directors,
 principal  shareholders,  and  their  related
 interests  as  of  the  report  date:
a.  Aggregate  amount  of  all  extensions  of
credit  to  all  executive  officers,  directors,
 principal  shareholders,  and  their  related
 interests                                                 6164     15    1.a.
b.  Number  of  executive  officers,  directors,
and  principal  shareholders  to  whom  the
amount  of  all  extensions  of  credit  by  the
reporting  bank  (including  extensions  of  credit
 to
related  interests)  equals  or  exceeds  the  lesser
 of  $500,000  or  5  percent                                      Number
of  total  capital  as  defined  for  this  purpose
in  agency  regulations.               RCFD 6165     0                    1.b.
2.  federal  funds  sold  and  securities
 purchased  under  agreements  to  resell
with  U.S.  branches  and  agencies  of
 foreign  banks(l)  (included  in  schedule  RC,
items  3.a  and  3.b)                                     3405      0       2.
3.  Not  applicable.
4.  Outstanding  principal  balance  of
1-4  family  residential  mortgage  Loans
serviced  for  others  (include  both
retained  servicing  and  purchased  servicing):
a.  Mortgages  serviced  under  a  GNMA  contract        5500       0     4.a.
b.  Mortgages  serviced  under  a  FHLMC  contract:
(1)  Serviced  with  recourse  to  servicer           5501       0     4.b.(1)
(2)  Serviced  without  recourse  to  servicer        5502  48,228     4.b.(2)
c.  Mortgages  serviced  under  a  FNMA  contract:
(1)  Serviced  under  a  regular  option  contract    5503  13,351     4.c.(1)
(2)  Serviced  under  a  special  option  contract    5504       0     4.c.(2)
d.  Mortgages  serviced  under  other  servicing
 contracts                                               5505       0     4.d.
5.  To  be  completed  only  by  banks  with  $1
billion  or  more  in  total  assets:
Customers,  liability  to  this  bank  on
acceptances  outstanding  (sum  of  items
5.a  and  5.b  must  equal  Schedule  RC,  item  9):
a.  U.S.  addressees  (domicile)                        2103    7,307     5.a.
b.  Non-U.S.  addressees  (domicile)                    2104        0     5.b.
6.  intangible  assets:
a.  Mortgage  servicing  rights                         3164     550      6.a.
b.  Other  identifiable  intangible  assets:
(1)  Purchased  credit  card  relationships           5506        0    6.b.(1)
(2)  All  other  identifiable  intangible
assets                                                 5507        0   6.b.(2)
c.  Goodwill                                              3163   37,601   6.c.
d.  Total  (sum  of  items  6.a  through  6.c)
 (must  equal  schedule  RC,  item  10)                   2143   38,151   6.d.
e.  Amount  of  intangible  assets  (included
in  item  6.b.(2)  above)  that  have  been
grandfathered  or  are  otherwise
qualifying  for  regulatory  capital
purposes                                                  6442        0   6.e.
7.  Mandatory  convertible  debt,  net
of  common  or  perpetual  preferred  stock
 dedicated  to  redeem  the  debt                           3295        0   7.


(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.



27



LEGAL  TITLE  OF  BANK:        FIRST  UNION  BANK  OF  CONNECTICUT
ADDRESS:  PO  BOX  700
CITY,  STATE        Zip:  STAMFORD,  CT  06904
FDIC  Certificate  NO.:  09230

                                  Call Date: 3/31/96 ST-BK: 09-1563  FFIEC 031
                                                                    Page RC-17
Schedule  RC-M--Continued



            Dollar  Amounts  in  Thousand                       Bil Mil Thou


8.  a.  Other  real  estate  owned:
(1)  Direct  and  indirect  investments
in  real  estate  ventures                          RCFD  5372     0   8.a.(1)
(2)  All  other  real  estate  owned:
(a)  Construction  and  land  development
 in  domestic  offices                           RCON  5508     0   8.a.(2)(a)
(b)  Farmland  in  domestic  offices              RCON  5509     0  8.a.(2)(b)
(c)  1-4  family  residential  properties
in  domestic  offices                            RCON  5510  2,257  8.a.(2)(c)
(d)  multifamily  (5  or  more)  residential
 properties  in  domestic  offices               RCON  5511    129  8.a.(2)(d)
(e)  Nonfarm  nonresidential  properties
in  domestic  offices                            RCON  5512  2,670  8.a.(2)(e)
(f)  In  foreign  offices                        RCON  5513      0  8.a.(2)(f)
(3)  Total  (sum  of  items  8.a.(l)  and  8.a.
(2))  (must  equal  schedule  RC,  item  7)      RCFD    2150   5,056  8.a.(3)
b.  Investments  in  unconsolidated
subsidiaries  and  associated  companies:
(1)  Direct  and  indirect  investments  in
real  estate  ventures                            RCFD  5374      0    8.b.(1)
(2)  All  other  investments  in
unconsolidated  subsidiaries  and
associated  companies                             RCFD  5375     86    8.b.(2)
(3)  Total  (sum  of  items  8.b.(l)  and
 8.b.(2))  (must  equal  schedule  RC,  item  8)  RCFD    2130   86    8.b.(3)
c.  total  assets  of  unconsolidated
subsidiaries  and  associated  companies          RCFD      5376    86    8.c.
9.  Noncumulative  perpetual  preferred
stock  and  related  surplus  included  in
 Schedule  RC,  item  23,  "Perpetuate
 preferred  stock  and  related  surplus"          RCFD      3778      0    9.
10.  Mutual  fund  and  annuity  sales  in
domestic  offices  during  the  quarter
(include  proprietary,  private  table,
and  third  party  products):
a.  Money  market  funds                           RCON  6441   30,520   10.a.
b.  Equity  securities  funds                      RCON  8427    2,258   10.b.
c.  Debt  securities  funds                        RCON  8428    1,913   10.c.
d.  Other  mutual  funds                           RCON  8429      304   10.d.
e.  Annuities                                      RCON  8430       0    10.e.
f.  Sales  of  proprietary  mutual  funds
and  annuities  (included  in  items  10.a
through  10.e  above)                              RCON  8784     34,292  10.f


Memorandum                 Dollar Amounts in Thousands   RCFD Bil Mil Thou

1. Interbank holdings of capital instruments (to be completed for the December report only):
 a.  reciprocal  holdings  of  banking
organizations,  capital  instruments....              3836      N/A     M.1.a.
 b.  Nonreciprocate  holdings  of  banking
 organizations,  capital  instruments......           3837      N/A     M.1.b.


28

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:    09230

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets



                         Call  Date:      3/31/96  ST-BK:  09-1563  FFIEC  031

                                Page  RC-19



The FFIEC regards the information reported in all of memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.
                                                            C470

                            (Column  A)        (Column  B)      (Column  C)
                             Past  due        Past  due  90      Nonaccrual
                          30  through  89    days  or  more
                          days  and  still    and  still
                             accruing            accruing

Dollar  Amounts  in  Thous.      RCFD  Bil            RCFD Bil      RCFD Bil
                           Mil  Thou              Mil  Thou           Mil Thou

1.  Loans  secured  by  real
   estate:
a.  To  U.S.  addressees
   domicile)                 1245 27,692    1246 10,912       1247      17,596
1.a.
b.  To  non-U.S.  addressees
  (domicile)                     1248      0    1249     0    1250    0   1.b.

2.  Loans  to  depository
institutions  and  acceptances
 of  other  banks:
a.  To  U.S.  banks  and  other
U.S.  depository
institutions                     5377      0    5378     0    5379    0   2.a.
b.  To  foreign  banks           5380      0    5381     0    5382    0   2.b.

3.Loans  to  finance
agricultural  production
and  other  loans  to
farmers                            1594      0    1597     0    1583    0   3.
4.  Commercial  and  industrial  Loans:

a.  To  U.S.  addressees
(domicile)                       1251  4,828    1252   382    1253 10,019 4.a.
b.  To  non-U.S.  addressees
 (domicile)                      1254      0    1255     0    1256     0  4.b.

5.Loans  to  individuals
for  household,  family,
and  other  personal
expenditures:
a.  Credit  cards  and
related  plans                    5383    0     5384     0    5385    0   5.a.
b.  Other  (includes  single
 payment,  installment,

and  all  student  loans)        5386  4,254    5387  1,662   5388    0   5.b.
6.  Loans  to  foreign
governments  and  official
institutions                   5389     0    5390     0    5391         0   6.
7.  All  other  Loans               5459     0    5460     0    5461    0   7.

8.  Lease  financing
receivables:
a.  Of  U.S.  addressees
(domicile)                        1257     0    1258     0    1259    0   8.a.
b.  Of  non-U.S.  addressees
 (domicile)                       1271     0    1272     0    1791    0   8.b.

9.  Debt  securities  and
other  assets  (exclude
other  real  estate  owned
and  other  repossessed
assets)                      3505     0    3506     0    3507   0
9.



Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases.
 Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                             RCFD  Bil            RCFD  Bil          RCFD  Bil
                             Mil  Thou            Mil  Thou     Mil Thou

10.  Loans  and  leases
 reported  in  items  1
through  8  above  which
 are  wholly  or
partially  guaranteed
by  the  U.S.  Government          5612  1,753    5613  1,438   5614    0  10.
a.  Guaranteed  portion
 of  loans  and  leases
included  in  item  10
above                            5615  1,753    5616  1,438   5617    0  10.a.



29

Legal  Title  of  Bank:      FIRST  UNION  BANK  OF  CONNECTICUT
Address:    PO  Box  700
City,  State  Zip:    Stamford,  CT    06904
FDIC  Certificate  No.:  09230


                    CALL  Date:      3/31/96  ST-BK:  09-1563  FFIEC  031
                           Page  RC-20


Schedule  RC-N-Continued
                                                                  C473

                                  (Column  A)      (Column  B)      (Column C)
                                   Past  due      Past  due  90     nonaccrual
                               30  through  89    days  or  more
                               days  and  still      and  still
Memoranda                                                  accruing

Dollar  Amounts  in  Thous.              RCFD Bil       RCFD Bil    RCFD Bil
                                  Mil  Thou              Mil  Thou    Mil Thou

1.  Restructured  loans  and
Leases  included  in  Schedule
RC-N,  items  1  through  8,  above
 (and  not  reported  in  schedule
RC-C,  part  I,  Memorandum
item  2)                               1658    0      1659   0   1661  0  M.1.
2.  Loans  to  finance  commercial
 real  estate,  construction,  and
 land  development  activities
 (not  secured  by  real  estate)
 included  in  Schedule  RC-N,
 items 4 and 7, above            6558   83      6559  20   6560  0  M.2.
3.  Loans  secured  by  real  estate
 in  domestic  offices                      RCON Bil      RCON Bil    RCON Bil
                                Mil  Thou            Mil  Thou        Mil Thou

 (included  in  Schedule  RC-N,
 item  1,  above):
 a.  Construction  and  land
development                      2759   0      2769  0        3492  816 M.3.a.
 b.    Secured  by  farmland          3493   0      3494  0   3495    0 M.3.b.

c.  Secured  by  1-4  family
residential  properties:
(1)  revolving,  open-end
Loans  secured  by  1-4  family
residential  properties  and
extended  under  lines  of
credit                          5398 3,992   5399  2,395   5400  332 M.3.c.(1)
(2)  All  other  loans  secured
 by  1-4  family  residential
 properties                     5401 1,434   5402  8,295  5403 1,893 M.3.C.(2)
d.  Secured  by  multifamily
 (5  or  more)  residential
 properties                       3499 2,104   3500    0     3501   0   M.3.d.
 e.  Secured  by  nonfarm
nonresidential  properties  3502  20,162    3503      222   3504 14,555 M.3.e.

                                  (Column  A)          (Column  B)
                                 Past  due  30          Past  due  90
                                through  89  days    days  or  more
                                  RCFD  Bil                  RCFD  Bil
                                  Mil  Thou                  Mil  Thou
4.  Interest  rate,  foreign
exchange  rate,  and  other
commodity  and  equity  contracts:
a.  Book  value  of  amounts
carried  as  assets                      3522    0        3528     0    M.4.a.
b.  Replacement  cost  of
contracts  with  a
positive  replacement cost       3529    0        3530     O    M.4.b.



30
Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State      Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230



Call  Date:      3/31/96  ST-BK:  09-1563



Schedule  RC-0--Other  Data  for  Deposit  Insurance  Assessments


                                                             C475
Dollar  Amounts  in  Thousands                          RCON  Bil Mil Thou


1.  Unposted  debits  (see  instructions):
a.  actual  amount  of  all  unposted  debits          0030        N/A    1.a.
OR
b.  Separate  amount  of  unposted  debits:
(1)  actual  amount  of  unposted  debits  to
demand  deposits                                       0031      0     1.b.(1)
(2)  actual  amount  of  unposted  debits  to
 time  and  savings  deposits(l)                       0032      0     1.b.(2)
2.  Unposted  credits  (see  instructions):
a.  Actual  amount  of  all  unposted  credits        3510    3,845       2.a.
OR
b.  Separate  amount  of  unposted  credits:
(1)  Actual  amount  of  unposted  credits  to
 demand  deposits                                     3512   N/A       2.b.(1)
(2)  actual  amount  of  unposted  credits  to
time  and  savings  deposits(l)                       3514   N/A       2.b.(2)
3.  Uninvested  trust  funds  (cash)  held  in
 bank's  own  trust  department  (not  included
in  total  deposits  in  domestic  offices)            3520         0       3.
4.  Deposits  of  consolidated  subsidiaries
in  domestic  offices  and  in  insured  branches
in  Puerto  Rico  and  U.S.  territories  and
possessions  (not  included  in  total  deposits):
a.  Demand  deposits  of  consolidated
subsidiaries                                            2211      0       4.a.
b.  Time  and  savings  deposits(l)  of
consolidated  subsidiaries                              2351      0       4.b.
c.  Interest  accrued  and  unpaid  on  deposits
 of  consolidated  subsidiaries                         5514      0       4.c.
5.  Deposits  in  insured  branches  in  Puerto
Rico  and  U.S.  territories  and  possessions:
a.  Demand  deposits  in  insured  branches
(included  in  Schedule  RC-E,  Part  II)               2229      0       5.a.
b.  Time  and  savings  deposits(l)  in
insured  branches  (included  in  Schedule
RC-E,  Part  II)                                        2383      0       5.b.
c.  Interest  accrued  and  unpaid  on  deposits
in  insured  branches  (included  in  Schedule
RC-G.  item  l.b)                                       5515      0       5.c.


Item  6  is  not  applicable  to  state
nonmember  banks  that  have  not  been
authorized  by  the
Federal  Reserve  to  act  as  pass-through
 correspondents.
6.  Reserve  balances  actually  passed
through to the federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of  the  reporting  bank:
a.  Amount  reflected  in  demand  deposits
(included  in  schedule  RC-E,  item  4  or  5,
 column  B)                                           2314      0         6.a.
b.  Amount  reflected  in  time  and
savings  deposits(l)  (included  in
Schedule  RC-E,  item  4  or  5,  column  A
 or  C,  but  not  column  B)                         2315      0         6.b.

7.  Unamortized  premiums  and  discounts
on  time  and  savings  deposits:(l)
a.  Unamortized  premiums                            5516      0          7.a.
b.  Unamortized  discounts                           5517      0          7.b.


8.  To  be  completed  by  banks  with
"Oakar  deposits."
Total  --Adjusted  Attributable
Deposits"  of  All  institutions
acquired  under  Section  5(d)(3)
of  the  Federal  Deposit  Insurance
Act  (from  most  recent  FDIC  Oakar
Transaction  Worksheet(s)                             5518    206,288       8.

9.  Deposits  in  LifeLine  accounts.............    5596                   9.

10.Benefit-responsive  "Depository
Institution  Investment  Contracts"
(included  in  total  deposits  in
domestic  offices)                                       8432        0     10.


(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand  deposits.



31


Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

                CALL  Date:      3/31/96  ST-BK:  09-1563  FFIEC  031
                                                   Page  RC-22

Schedule  RC-0--Continued


     Dollar  Amounts  in  Thousands                    RCONBil Mil Thou

11.  Adjustments  to  demand  deposits  in
domestic  offices  reported  in  schedule
RC-E  for  certain  reciprocal  demand  balances:
a.  Amount  by  which  demand  deposits  would
be  reduced  if  reciprocal  demand  balances
between  the  reporting  bank  and  savings
associations  were  reported  on  a  net  basis
rather  than  a  gross  basis in Schedule RC-E         8785        0     11.a.
b.  Amount  by  which  demand  deposits  would
be  increased  if  reciprocal  demand  balances
between  the  reporting  bank  and  U.S.  branches
 and  agencies  of  foreign  banks  were  reported
on  a  gross  basis  rather  than  a  net  basis
in  schedule  RC-E                                   A181          0     11.b.
c.  Amount  by  which  demand  deposits  would  be
reduced  if  cash  items  in  process  of  collection
were  included  in  the  calculation  of  net
reciprocal  demand  balances  between  the
reporting  bank  and  the  domestic  offices  of
U.S.  banks  and  savings  associations  in
Schedule  RC-E                                       A182          0     11.c.

Memoranda  (to  be  completed  each  quarter  except  as  noted)


Dollar  Amounts  in  Thousands                         RCONBil Mil Thou


1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
  a.  Deposit  accounts  of  $100,000  or  less:
  (1)  Amount  of  deposit  accounts  of
      $100,000  or  less                         2702    1,528,422   M.1.a.(1)
  (2)  Number  of  deposit  accounts  of
      $100,000  or  less  (to  be  completed            Number
      for  the  June  report only) RCON  3779   N/A                  M.1.a.(2)
  b.    Deposit  accounts  of  more  than
      $100,000
  (1)  Amount  of  deposit  accounts  of  more
      than  $100,000                             2710     524,949    M.1.b.(1)
(2)  Number  of  deposit  accounts  of                    Number
      more  than  $100,000        RCON  2722   2,261                 M.1.b.(2)
2.    Estimated  amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

     Indicate  in  the  appropriate  box
at  the  right  whether  your  bank  has  a
method  or  procedure  for  determining  a
better  estimate  of  uninsured  deposits                              YES  NO
than  the  estimate  described  above                6861        X      M.2.a.

   b.  If  the  box  marked  YES  has  been  checked,
report  the  estimate  of  uninsured  deposits
determined  by  using  your  bank's  method  or              RCON Bil Mil Thou
procedure                                            5597         N/A   M.2.b.


Person  to  whom questions about the Reports of Condition and Income should be
directed:                C477



THOMAS  J.  MEYER,  VICE  PRESIDENT
Name  and  Title  (TEXT  8901)

(201  565-3401
Area  code/phone  number/extension  (TEXT  8902)

32


Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT

Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

Call  Date:      3/31/96  ST-SK:  09-1563  FFIEC  031
                                   Page  RC-23

Schedule  RC-R--Regulatory  Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of Less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.



1. Test for determining the extent to which Schedule RC-R must be completed. To be completed only by banks with total assets of less
than  $1  billion.  Indicate  in the appropriate box at the right         C480
whether  the  bank  has  total capital greater thank or equal         YES   NO
to  eight  percent  of adjusted total assets                  RCFD6056      1.

   For purposes of this test, adjusted total assets equals total-assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on schedule
 RC-L  (see  instructions).
   If  the  box  marked  YES  has  been  checked,  then  the  bank only has to
complete  items  2  and  3  below.    If  the  box marked NO has been checked,
the  bank  must  complete  the  remainder  of  this  schedule.
   A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.



Items  2  and  3  are  to  be  completed  by  all  banks.

Dollar  Amounts  in  Thousand
                                      (Column  A)                   (Column B)
                                   Suborinated  Debit(1)            Other
                                   and  Intermediate              Limited-Life
                                 Term  Preferred  Stock      Capital
Instruments
                                 RCFD    BiI  Mil  Thou    RCFD Bil Mil Thou

2. Subordinated debt(l) and other limited-life capital instruments (original weighted average maturity of at least five years) with a remaining maturity of:
a.  One  year or Less              3780              0     3786       0   2.a.
b.  Over  one  year  through
   two  years                      3781              0     3787       0   2.b.
c.  Over  two  years  through
   three  years                    3782              0     3788       0   2.c.
d.  Over  three  years  through
   four  years                     3783              0     3789       0   2.d.
e.  Over  four  years  through
   five  years                     3784              0     3790       0   2.e.
f.  Over  five years               3785              0     3791       0   2.f.

3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses):
                                                    RCFD  Bil  Mil  Thou

a.  Tier  1 capital                                   8274       216,604  3.a.
b.  Tier  2 capital                                   8275        23,088  3.b.
c.  Total  risk-based capital                         3792       239,692  3.c.
d.  Excess  allowance for loan and lease losses       A222        28,259  3.d.
e.  Risk-weighted  assets                             A223     1,819,341  3.e.
f.  "Average  total assets"                           A224     2,648,212  3.f.



Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                    (Column  A)                     (Column B)
                                      Assets                     Credit Equiv-
                                     Recorded                     agent Amount
                                      on  the                   of Off-Balance
                                   Balance  Sheet              Sheet Items (2)
                                RCFD    BiI   Mil  Thou    RCFD Bil Mil Thou

4. Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
a.  Assets  recorded  on  the  balance  sheet:
(1)  Securities  issued  by,  other
    claims  on,  and  claims
    unconditionally  guaranteed  by,
    the  U.S.  Government  and  its
    agencies  and  other  OECD  central
    governments                     3794         196,089               4.a.(1)
(2)  All  other                     3795         122,556               4.a.(2)

b.  Credit  equivalent  amount  of  off-balance  sheet  items
                                                         3796             4.b.

(1)  Exclude  mandatory  convertible  debt  reported in ScHedule RC-M, item 7.
(2) Do not report in column 8 the risk-weighted amount of assets reported in column A.


33


Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT
Address:  PO  BOX  700
City,  State    Zip:  STAMFORD,  CT  06904
FDIC  Certificate  No.:  09230

Call  Date:    3/31/96  ST-BK:  09-1563  FFIEC  031
                                  Page  RC-24

Schedule  RC-R--Continued

Dollar  Amounts  in  Thousand
                                (Column  A)                         (Column B)
                                  Assets                         Credit Equiv-
                                  Recorded                        agent Amount
                                   on  the                      of Off-Balance
                                Balance  Sheet               Sheet Items (1)
                              RCFD    Bil    Mil  Thou     RCFD Bil Mil Thou

5.  Assets  and  credit  equivalent
amounts  of  off-balance  sheet  items
assigned  to  the  20  percent  risk
category:
a.  Assets  recorded  on  the  bal-
ance  sheet:
(1)  Claims  conditionally  guaranteed  by
the  U.S.  Government  and  its  agencies
and  other  OECD  central  governments
                              3798             42,311                  5.a.(1)
(2)  Claims  collateratized  by  securities
issued  by  the  U.S.  Government  and  its
agencies  and  other  OECM  central
governments;  by  securities  issued
by  U.S.  Government-sponsored  agencies;
 and  by  cash  on  deposit
                              3799                  0                  5.a.(2)
(3)  All  other                  3800         286,865                  5.a.(3)

b.  Credit  equivalent  amount
of  off-balance  sheet  items                            3801   2,349     5.b.
6.  Assets  and  credit  equivalent
amounts  of  off-balance  sheet  items
assigned  to  the  50  percent  risk  category:
a.  Assets  recorded  on  the
balance  sheet                     3802          735,331                  6.a.
b.  Credit  equivalent  amount
of  off-balance  sheet  items                            3803   2,349     6.b.
7.  Assets  and  credit  equivalent
amounts  of  off-balance  sheet
items  assigned  to  the  100
percent  risk  category:
a.  Assets  recorded  on  the
balance  sheet                       3804      1,348,236                  7.a.
b.  Credit  equivalent  amount
of  off-balance  sheet  items                            3805  106,488    7.b.
8.  On-balance  sheet  asset
values  excluded  from  the
calculation  of  the  risk-
based  capital  ratio(2)               3806            (185)                8.
9.  Total  assets  recorded  on
the  balance  sheet  (sum  of
items  4.a,  5.a,  6.a,
7.a,  and  8,  column  A)
(must  equal  Schedule  RC,  item
12  plus  items  4.b  and  4.c)        3807      2,731,203                  9.


Memoranda

                      Dollar  Amounts  in  Thousands    RCFD  Bil  Mil  Thou

1.  Current  credit  exposure  across  all  off-balance  sheet derivative  contracts  covered  by  the  risk-based  capital
standards                                                8764      1,670  M.1.

                         With  a  remaining  maturity  of
           (Column  A)                        (Column  B)           (COLUMN C)
         One  year  or  Less               Over one year       Over five years
                               through  five  years
     RCFD  Tril  Bil  Mil  Thou  RCFD Tril Bil Mil Thou RCFD Tril Bil Mil Thou

2.  Notional  principal  amounts  of
off-balance  sheet  derivative  contracts(3):

a.  Interest  rate  contracts
    3809              1,000    8766           48,257  8767       29,195 M.2.a.
b.  Foreign  exchange  contracts
    3812                  0    8769                0  8770            0 M.2.b.
c.  Gold  contracts
    8771                  0    8772                0  8773            0 M.2.c.
d.  Other  precious  metals  contracts
    8774                  0    8775                0  8776            0 M.2.d.
e.  Other  commodity  contracts
    8777                  0    8778                0  8779            0 M.2.e.
f.  Equity  derivative  contracts
    A0000                 0    A001                0  A002            0 M.2.f.


(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


34

Legal  Title  of  Bank:  FIRST  UNION  BANK  OF  CONNECTICUT  CALL
Address:  PO  BOX  700
City,  State  Zip:  STAMFORD,  CT  06904

FDIC  Certificate  No.:  09230

Call  Date:  3/31/96  ST-BK:  09-1563  FFIEC  031
                                Page  RC-25

        Optional  Narrative  Statement  Concerning  the  Amounts
          Reported  in  the  Reports  of  Condition  and  Income
             at  close  of  business  on  March  31,  1996



FIRST  UNION  BANK  OF  CONNECTICUT               STAMFORD         CONNECTICUT
Legal  Title  of  Bank                                  City             State


The  management  of  the  reporting  bank  may,  if  it  wishes,  submit a  brief  narrative  statement  on  the  amounts  reported  in  the
Reports  of  Condition  and  Income.    This  optional  statement  will
 be  made  available  to  the  public,  along  with  the  publicly  available data  in  the  Reports  of  Condition  and  Income,  in  response  to  any
request  for  individual  bank  report  data.    However,  the  information
reported  in  column  A  and  in  all  of  Memorandum  item  1  of  Schedule
RC-N  is  regarded  as  confidential  and  will  not  be  released  to
the  public.    BANKS  CHOOSING  TO  SUBMIT  THE  NARRATIVE  STATEMENT
SHOULD  ENSURE  THAT  THE  STATEMENT  DOES  NOT  CONTAIN  THE
NAMES  OR  OTHER  IDENTIFICATIONS  OF  INDIVIDUAL  BANK  CUSTOMERS,
REFERENCES  TO  THE  AMOUNTS  REPORTED          IN  THE  CONFIDENTIAL  ITEMS
IN  SCHEDULE  RC-N,  OR  ANY  OTHER  INFORMATION  THAT  THEY  ARE  NOT WILLING
 TO  HAVE  MADE  PUBLIC  OR  THAT  WOULD  COMPROMISE  THE  PRIVACY  OF  THEIR
CUSTOMERS.    Banks  choosing  not  to  make  a  statement  may  check the "No comment"  box  below  and  should  make  no  entries  of  any  kind  in  the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A,"
 "No  comment,"  and
"None."


The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.


All  information  furnished  by  the  bank  in  the  narrative  statement
must  be  accurate  and  not  misleading.    Appropriate  efforts  shall  be
taken  by  the  submitting  bank  to  ensure  the  statement's  accuracy.
  The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.


If,  subsequent  to  the  original  submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.


The  optional  narrative  statement  will  appear  in  agency  records  and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE
SUPERVISORY  AGENCIES  FOR  ACCURACY  OR  RELEVANCE.    DISCLOSURE  OF  THE
STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE
OPTIONAL  STATEMENT  SUBMITTED  By  THE  MANAGEMENT  OF  THE  REPORTING  BANK.



No  comment  x  (RCON  6979)                                     C471 I C472



BANK  MANAGEMENT  STATEMENT  (please  type  of  print  clearly):
(TEXT  6980)



/s/  Anthony  R.  Burriesci
Signature  of  Executive  officer  of  Bank                  Date of Signature
35

Legal  title  of  Bank:FIRST  UNION  BANK  OF  CONNECTICUT

Address:  PO  BOX  700
City,  State    Zip:        STAMFORD,  CT  06904
FDIC  Certificate  No.:              3  0


Call  Date:    3/31/96  ST-Bk:  09-1563


THIS  PAGE  IS  TO  BE  COMPLETED  BY  ALL  BANKS
----------------------------------------------------------------------
NAME  AND  ADDRESS  OF  BANK                    OMB  No.  For  OCC:  1557-0081
                                  OMB  No.  For  FDIC:  3064-0052
                                  OMS  No.  For  Federal  Reserve:  7100-0036
                                  Expiration  Date:      3/31/96

PLACE  LABEL  HERE                                    SPECIAL  REPORT
                                  (Dollar  Amounts  in  Thousands)

                             CLOSE  OF  BUSINESS       FDIC Certificate Number
                             DATE
                               3/31/96                   09230           C-700

LOANS  TO  EXECUTIVE  OFFICERS  (Complete  as  of  each  call  Report  Date)
------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual Loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and "extension of credit", "respectively." Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
-----------------------------------------------------------------------


a.  Number  of loans made to executive officers since the previous Call Report
date                                                          RCFD 3561  0  a.
b.  Total  dollar  amount  of  above  loans  (in  thousands  of  dollars)
                                                              RCFD 3562  0  b.
c.  Range  of  interest  charged  on  above  loans
(example: 9 3/4% = 9.75)           RCFD 7701  0.00  % to  RCFD 7702  0.00 % c.







SIGNATURE  AND  TITLE  OF  OFFICER  AUTHORIZED  TO  SIGN  REPORT

/s/  Anthony  R.  Burriesci

DATE  (Month,  Day,  Year)



NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903) THOMAS J. MEYER, VICE PRESIDENT


AREA  CODE/PHONE  NUMBER/EXTENION
(TEXT  8040)
(201)  565-3401

DIC  8040/53  (6-95)


36